SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934



Filed by the Registrant |X|
Filed by a Party other than the Registrant|_|


Check the appropriate box:
| | Preliminary Proxy Statement     |_| Confidential, For Use of Commission Only
                                        (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                      COMMODORE APPLIED TECHNOLOGIES, INC.


--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the form or schedule and the date of its filing. (1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

                      COMMODORE APPLIED TECHNOLOGIES, INC.
                        150 East 58th Street, Suite 3400
                            New York, New York 10155


                                                                    May 23, 1997


Dear Stockholder:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Commodore Applied Technologies, Inc. (the "Company") to be held on Tuesday, June 17, 1997, at 10:00 a.m., local time, at the American Stock Exchange, Inc., 86 Trinity Place, New York, New York 10006.

     Enclosed are the Notice of Annual Meeting, Proxy Statement and proxy card relating to the Annual Meeting, which we urge you to read carefully for a description of the specific business to be acted upon at the Annual Meeting. Also enclosed for your review is the Company's 1996 Annual Report to Stockholders.

     To assure that your interests will be represented at the Annual Meeting, regardless of whether you plan to attend the Annual Meeting in person, please complete, sign, date and return the enclosed proxy card as promptly as possible to ensure that your shares will be voted. Because mail delays occur frequently, it is important that the enclosed proxy card be returned well in advance of the Annual Meeting.

     I look forward to seeing you at the Annual Meeting and hope to have the opportunity to meet with you personally and introduce you to our management team and the other members of the Board of Directors.

                                            Sincerely,


                                            PAUL E. HANNESSON
                                            Chairman of the Board, President
                                            and Chief Executive Officer

                      COMMODORE APPLIED TECHNOLOGIES, INC.
                        150 East 58th Street, Suite 3400
                            New York, New York 10155

                            ________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held June 17, 1997

                            ________________________

To the Stockholders of Commodore Applied Technologies, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Commodore Applied Technologies, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on Tuesday, June 17, 1997, at the American Stock Exchange, Inc., 86 Trinity Place, New York, New York 10006, for the following purposes:

     1. To elect ten members to the Company's Board of Directors, each to hold office until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified;

     2. To consider and vote upon a proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to (a) increase the number of authorized shares of common stock, par value $.001 per share, of the Company (the "Common Stock") from 50,000,000 shares to 75,000,000 shares and (b) increase the number of authorized shares of preferred stock, par value $.001 per share, of the Company (the "Preferred Stock") from 5,000,000 shares to 10,000,000 shares;

     3. To consider and vote upon a proposal to approve the issuance of a warrant to purchase 7,500,000 shares of Common Stock to Commodore Environmental Services, Inc., a Delaware corporation and the owner of 69.3% of the outstanding shares of Common Stock of the Company ("Environmental");

     4. To consider and vote upon a proposal to approve and adopt an amendment to the Company's 1996 Stock Option Plan (the "Plan") to increase the number of shares of Common Stock eligible for issuance upon exercise of options granted under the Plan from 2,000,000 shares to 4,000,000 shares;

     5. To ratify the appointment of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending December 31, 1997; and

     6. To consider and transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

     For purposes of electing directors at the Annual Meeting, the nominees receiving the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be elected as directors of the Company. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for (i) the approval and adoption of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock and Preferred Stock, (ii) the approval of the issuance of a warrant to purchase 7,500,000 shares of Common Stock to Environmental, (iii) the approval and adoption of an amendment to the Plan to increase the number of shares of Common Stock eligible for issuance upon exercise of options granted under the Plan, (iv) the ratification of the appointment of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 and
(v) the approval of any other matter that may properly be submitted to a vote of the stockholders at the Annual Meeting.

     The Board of Directors has fixed May 15, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open for examination, during ordinary business hours, at the location of the Annual Meeting and at the offices of the Company for ten days preceding the Annual Meeting.

                           By Order of the Board of Directors



                           MICHAEL D. FULLWOOD
                           Senior Vice President, Chief Financial and
                           Administrative Officer, Secretary and General Counsel


New York, New York
May 23, 1997




-------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

     It is important that at least a majority of the outstanding shares of Common Stock be represented at the Annual Meeting in person or by proxy. Therefore, regardless of whether you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly in the enclosed postage- paid envelope. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person if they desire.
-------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS OF
                      COMMODORE APPLIED TECHNOLOGIES, INC.


                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


Date, Time and Place of Annual Meeting

     This Proxy Statement is being furnished to the stockholders of Commodore Applied Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Board") from holders of outstanding shares of common stock, par value $.001 per share, of the Company (the "Common Stock"), for use at the Annual Meeting of Stockholders to be held on Tuesday, June 17, 1997, and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card are first being mailed to stockholders on or about May 28, 1997. The complete mailing address, including zip code, of the principal executive offices of the Company is 150 East 58th Street, Suite 3400, New York, New York 10155.

Information Concerning Solicitation of Proxies; Revocation of Proxies

     The costs of preparing, assembling and mailing the proxy material will be born by the Company. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, facsimile and/or other means of communication. Such persons will receive no compensation therefor in addition to their regular salaries, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of the stock held of record by such persons and to request authority for the execution of proxies. The Company will
reimburse  such  persons  for  their  reasonable   expenses   incurred  in  this
connection. The aggregate expenses anticipated to be incurred by the Company relating to this solicitation are expected to be approximately $50,000.

     A Stockholder executing a proxy may revoke such proxy, at any time before the shares subject to the proxy are voted, by (i) filing with the Secretary of the Company at the Company's principal executive offices (a) a written notice of revocation bearing a later date than the proxy or (b) a duly executed proxy relating to the same shares bearing a later date than the original proxy, or
(ii) attending the Annual Meeting in person and expressing a desire in writing to revoke the previously delivered proxy and to vote his or her shares in person (attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy). No revocation of a previously delivered proxy shall be deemed effective until it is received by the Secretary of the Company before the shares subject to the proxy are voted at the Annual Meeting.

Purposes of the Annual Meeting

     At the Annual Meeting, the Company's stockholders will be asked to consider and vote upon the following matters:

     1. To elect ten members to the Company's Board of Directors, each to hold office until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified;

     2. To consider and vote upon a proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to (a) increase the number of authorized shares of Common Stock from 50,000,000 shares to 75,000,000 shares and (b) increase the number of authorized shares of preferred stock, par value $.001 per share, of the Company (the "Preferred Stock") from 5,000,000 shares to 10,000,000 shares;

     3. To consider and vote upon a proposal to approve the issuance of a warrant to purchase 7,500,000 shares of Common Stock to Commodore Environmental Services, Inc., a Delaware corporation and the owner of 69.3% of the outstanding shares of Common Stock of the Company ("Environmental");

     4. To consider and vote upon a proposal to approve and adopt an amendment to the Company's 1996 Stock Option Plan (the "Plan") to increase the number of shares of Common Stock eligible for issuance upon exercise of options granted under the Plan from 2,000,000 shares to 4,000,000 shares;

     5. To ratify the appointment of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending December 31, 1997; and

     6. To consider and transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

     As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting. Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (i) FOR the election of the ten nominees for director named herein, (ii) FOR the approval and adoption of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock and Preferred Stock, (iii) FOR the approval of the issuance of a warrant to purchase 7,500,000 shares of Common Stock to Environmental, (iv) FOR the approval and adoption of an amendment to the Plan increasing the number of shares of Common Stock eligible for issuance upon exercise of options granted under the Plan, (v) FOR the ratification of the appointment of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 and (vi) in favor of all other proposals as may properly be brought before the Annual Meeting or any adjournment or postponement thereof. If any other matters are properly presented at the Annual Meeting for consideration, votes will be cast pursuant to said proxies in respect of any such other business in accordance with the judgment and in the discretion of the persons acting thereunder. In the event a stockholder specifies a different choice by means of the enclosed proxy card, his shares will be voted in accordance with the specification so made.

Outstanding Shares and Voting Rights

     The Board of Directors has set the close of business on May 15, 1997 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date there were 21,650,000 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. There was no beneficial owner (as defined under the rules of the Securities and Exchange Commission) of more than 5% of the Common Stock known to the Company at May 15, 1997, other than as set forth under the caption "Security Ownership of Certain Beneficial Owners and Management" herein. Holders of Common Stock are entitled to one vote per share on each matter that is submitted to stockholders for approval.

     The attendance, in person or by proxy, of the holders of shares of Common Stock representing a majority of the outstanding shares of such stock will be necessary to constitute a quorum at the Annual Meeting. For purposes of electing directors at the Annual Meeting, the nominees receiving the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be elected as directors of the Company. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for (i) the approval and adoption of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock and Preferred Stock,
(ii) the approval of the issuance of a warrant to purchase 7,500,000 shares of Common Stock to Environmental, (iii) the approval and adoption of an amendment to the Plan increasing the number of shares of Common Stock eligible for issuance upon exercise of options granted under the Plan, (iv) the ratification of the appointment of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 and (v) the approval of any other matter that may properly be submitted to a vote of the stockholders at the Annual Meeting. Abstentions will be considered as shares present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote, but will not be counted as votes "for" or "against" any matter. The inspectors of election will treat shares referred to as "broker or nominee non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore will not be considered by the inspectors of election when counting votes cast on the matter (even though such shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters.) If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.


                -------------------------------------------------


                The date of this Proxy Statement is May 28, 1997

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of May 15, 1997 with respect to (i) the beneficial ownership of the Common Stock of the Company by each beneficial owner of more than 5% of the outstanding shares of Common Stock, each director and executive officer who owns shares of Common Stock, and all executive officers and directors of the Company as a group, and (ii) the number of shares of Common Stock owned by each such person and group. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.




                                                                       Number of Shares of                 Percentage of Outstanding
Name and Address                                                       Common Stock Beneficially                  Common Stock
of Beneficial Owner(1)                                                 Owned(2)                                 Beneficially Owned

Commodore Environmental
  Services, Inc. ......................................................  15,000,000                                 69.3%

Bentley J. Blum .......................................................  15,000,000(3)                              69.3%

Paul E. Hannesson ....................................................   1,825,275(4)                                8.4%

Albert E. Abel ........................................................  721,554(5)                                  3.3%

Ed L. Romero ..........................................................  450,000                                     2.1%

Tom J. Fatjo, Jr ......................................................  289,800(6)                                  1.3%

Edwin L. Harper .......................................................  256,686(7)                                  1.2%

Andrew P. Oddi ........................................................  79,740(8)                                    *

Kenneth L. Adelman ....................................................  111,167(9)                                   *

Michael D. Fullwood ...................................................  50,456(10)                                   *

Herbert A. Cohen ......................................................  45,000(11)                                   *

David L. Mitchell .....................................................  45,000(11)                                   *

C. Thomas McMillen ....................................................  45,000(11)                                   *

Carl O. Magnell .......................................................  96,989(12)                                   *

Neil L. Drobny ........................................................  133,767(13)                                  *

Thomas E. Noel ........................................................  50,000(14)                                   *

William E. Ingram .....................................................  30,000(15)                                   *

All executive officers
  and directors as
  a group (17 persons) ................................................  15,739,800                                 72.7%


---------------------------------------
* Percentage ownership is less than 1%.


(1) The address of each of Commodore Environmental Services, Inc., Bentley J. Blum, Paul E. Hannesson, Tom J. Fatjo, Jr., Kenneth L. Adelman, Michael D. Fullwood, Herbert A. Cohen, David L. Mitchell, C. Thomas McMillen and Edwin
     L. Harper, Ph.D. is 150 East 58th Street, Suite 3400, New York, New York 10155. The
     address of Albert E. Abel, Carl O. Magnell and Neil L. Drobny is 1487 Delashmut Avenue, Columbus, Ohio 43212. The address of Andrew P. Oddi is 40 Cutter Mill Road, Suite 509, Great Neck, New York 11021. The address of Ed
     L. Romero is 2340 Menaul Boulevard, NE, Suite 400, Albuquerque, New Mexico 87107. The address of Thomas E. Noel and William E. Ingram is 1420 N. Sam Houston Parkway E., Suite 190, Houston, Texas 77032. Bentley J. Blum and Paul E. Hannesson are brothers-in-law.

(2) As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934,as amended, as consisting of sole or shared voting power (including the power to vote or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

(3) Represents all of the shares of Common Stock held by Environmental, based upon Mr. Blum's beneficial ownership of 28,224,050 shares and his spouse's ownership of 2,000,000 shares of common stock of Environmental, representing together 52.1% of the outstanding shares of Environmental common stock at May 15, 1997. Does not include 440,000 shares of Environmental common stock owned by Simone Blum, the mother of Mr. Blum, and 395,000 shares of Environmental common stock owned by Samuel Blum, the father of Mr. Blum. Mr. Blum disclaims any beneficial interest in the shares of Environmental common stock owned by his spouse, mother and father.

(4) Consists of (i) 160,000 shares of Common Stock underlying stock options, representing 40% of the 400,000 stock options granted to Mr. Hannesson, which are currently exercisable, (ii) an aggregate of 2,650,000 shares of Environmental common stock owned by Suzanne Hannesson, the spouse of Mr. Hannesson, (iii) 2,650,000 shares of Environmental common stock owned by the Hannesson Family Trust (Suzanne Hannesson and John D. Hannesson, trustees) for the benefit of Mr. Hannesson's spouse and (iv) currently exercisable options to purchase 500,000 and 950,000 shares of Environmental common stock at $.53 per share and $1.12 per share, respectively, representing collectively 11.4% of the outstanding shares of Environmental common stock at May 15, 1997. Does not include 1,000,000 shares of Environmental common stock owned by each of Jon Paul and Krista Hannesson, the adult children of Mr. Hannesson, and additional stock options to purchase 2,500,000 shares of Environmental common stock at $1.12 per share, which vest and become exercisable ratably on November 18 of each of 1997 through 2001. Mr. Hannesson disclaims any beneficial interest in the shares of Environmental common stock owned by or for the benefit of his spouse and children.

(5) Consist of (i) Mr. Abel's indirect beneficial interest in the shares of Common Stock, based upon his ownership of 1,000,000 shares of Environmental common stock, currently exercisable options to purchase an additional 1,000,000 shares of Environmental common stock, and a warrant to purchase 667,964 shares of Environmental common stock at $.05 per share, and (ii) 50,000 shares of Common Stock, representing 40% of the 125,000 stock options granted to Mr. Abel, which are currently exercisable.

(6) Consists of (i) 41,400 shares of Common Stock directly owned by Mr. Fatjo and (ii) 248,400 shares of Common Stock owned by First Financial Alliance Partnership, Inc., in which trusts controlled by Mr. Fatjo own 20% of the capital stock. Does not include 124,200 shares of Common Stock owned by Tom
     J. Fatjo III, the son of Mr. Fatjo. Mr. Fatjo disclaims any beneficial interest in the shares of Common Stock owned by or for the benefit of his son.

(7) Consists of (i) Dr. Harper's beneficial interest in the shares of Common Stock, based upon his ownership of currently exercisable stock options to purchase 750,000 shares of Environmental common stock and (ii) 64,950 shares of Common Stock, issuable upon exercise of currently exercisable stock options granted to Dr. Harper by the Company.

(8) Consists of (i) Mr. Oddi's indirect beneficial interest in the shares of Common Stock, based upon his ownership of 250,000 shares of Environmental common stock, and (ii) 15,000 shares of Common Stock, representing stock options granted to Mr. Oddi, which are currently exercisable.

(9) Consists of (i) Dr. Adelman's beneficial interest in the shares of Common Stock, based upon his ownership of currently exercisable stock options to purchase 140,000 shares of Environmental common stock, (ii) 45,000 shares of Common Stock, representing 66-2/3% of the 67,500 stock options granted to Dr. Adelman in June 1996, which are currently exercisable, and (iii) 30,000 shares of Common Stock, representing 20% of the 150,000 stock
     options   granted  to  Dr.  Adelman  in  May  1997,   which  are  currently
     exercisable.

(10) Consists of (i) Mr. Fullwood's beneficial interest in the shares of Common Stock, based upon his ownership of currently exercisable stock options to purchase 100,000 shares of Environmental common stock and (ii) 25,000 shares of Common Stock, representing 20% of the 125,000 stock options granted to Mr. Fullwood in May 1997, which are currently exercisable.

(11) Consists of 45,000 shares of Common Stock, representing 66-2/3% of the 67,500 stock options granted to each of Messrs. Cohen, Mitchell and McMillen, which are currently exercisable.

(12) Consists of (i) Mr. Magnell's indirect beneficial interest in the shares of Common Stock, based upon his ownership of 90,000 shares of Environmental common stock, and currently exercisable options to purchase 150,000 shares of Environmental common stock and (ii) 35,000 shares of Common Stock, representing stock options granted to Mr. Magnell by the Company, which are currently exercisable.

(13) Consists of (i) Dr. Drobny's indirect beneficial interest in the shares of Common Stock, based upon his beneficial ownership of 7,266 shares of Environmental common stock and options to purchase 240,000 shares of Environmental common stock at $.50 per share, and (ii) 70,000 shares of Common Stock underlying stock options, representing 40% of the 175,000 stock options granted to Dr. Drobny, which are currently exercisable.

(14) Consists of 50,000 shares of Common Stock underlying stock options, representing 20% of the 250,000 stock options granted to Mr. Noel, which are currently exercisable.

(15) Consists of 30,000 shares of Common Stock underlying stock options, representing 20% of the 150,000 stock options granted to Mr. Ingram, which are currently exercisable.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides that the number of directors constituting the Board of Directors shall be determined by the Board of Directors, subject to the By-Laws of the Company. The Company's By-Laws provide that the number of directors shall be determined from time to time by the Board of Directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. The Board of Directors has fixed at ten the number of directors that will constitute the Board for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the next Annual Meeting of Stockholders, which is expected to be held in May 1998, or until his successor has been duly elected and qualified. Each of the incumbent directors has been nominated as a director to be elected at the Annual Meeting by the holders of Common Stock, and proxies will be voted for such persons absent contrary instructions.

     The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominees and for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

     The ten nominees for election to the Board of Directors are as follows:

     Paul E. Hannesson - 55

     Mr. Hannesson has been a director of the Company since March 1996 and was appointed Chairman of the Board in November 1996. Mr. Hannesson also served as Chief Executive Officer of the Company from March to October 1996 and as President of the Company from March to September 1996, and was reappointed Chief Executive Officer of the Company on November 18, 1996 and President of the Company on May 1, 1997. Mr. Hannesson has been a director of Environmental since February 1993 and was appointed its Chairman of the Board and Chief Executive Officer in November 1996. Mr. Hannesson also served as President of Environmental from February 1993 to July 1996 and was reappointed President on May 1, 1997. Mr. Hannesson also currently serves as the Chairman of the Board and Chief Executive Officer of Commodore Separation Technologies, Inc., an 87% owned subsidiary of the Company ("Separation"), Commodore Advanced Sciences, Inc., a wholly owned subsidiary of the Company ("CAS"), and Commodore CFC Technologies, Inc., a wholly owned subsidiary of the Company ("Refrigerant"). Mr. Hannesson was a private investor and business consultant from 1990 to 1993, and was also an officer and director of Specialty Retail Services, Inc. from 1989 to August 1991. He currently serves as Chairman of the Board of Lanxide Corporation, where he also serves on its Compensation Committee. Mr. Hannesson is the brother-in-law of Bentley J. Blum, a director of the Company.

     Bentley J. Blum - 55

     Mr. Blum served as Chairman of the Board of the Company from March to November 1996, and has served as a director of the Company since that date. Mr. Blum served as the Chairman of the Board of Environmental from 1984 to November 1996, and has served as a director of Environmental since that date. Mr. Blum also currently serves as a director of Separation, CAS and Refrigerant. For more than 15 years, Mr. Blum has been actively engaged in real estate acquisitions and currently is the sole stockholder and director of a number of corporations which hold real estate interests, oil drilling interests and other corporate interests. Mr. Blum is a director of Lanxide Corporation, a research and development company developing metal and ceramic materials; Federal Resources Corporation, a company formerly engaged in manufacturing, retail distribution and natural resources development; Specialty Retail Services, Inc., a former distributor of professional beauty products; and North Valley Development Corp., an inactive real estate development company. Mr. Blum is the controlling stockholder of Environmental. Mr. Blum is the brother-in-law of Paul E. Hannesson, the Chairman of the Board, President and Chief Executive Officer of the Company.

     Edwin L. Harper, Ph.D. - 55

     Dr. Harper served as a Co-Vice Chairman of the Company from November 1996 to April 1997, and has served as a director of the Company since that date. Dr. Harper also served as President and Chief Operating Officer of both the Company and Environmental, and as the Chairman of the Board and Chief Executive Officer of Separation, CAS and Refrigerant, from November 1996 to April 1997, and has served as a director of all of such companies since that date. Dr. Harper had been the President and Chief Executive Officer of the Association of American Railroads, a trade association for the major railroads in North America, since January 1992. Prior to such appointment, Dr. Harper was the Co-Chief Executive Officer of Campbell Soup Company from November 1989 through January 1990, and its Executive Vice President and Chief Financial Officer from 1986 to 1991. Dr. Harper has held several other senior executive officer positions in the past, with Dallas Corporation (1983 to 1986), Emerson Electric Company (1978 to 1981) and CertainTeed Corporation (1975 to 1978), and served in the White House as Assistant to the President, Deputy Director of the Office of Management and Budget and Chairman of the President's Council on Integrity and Efficiency in Government from 1981 to 1983. Dr. Harper holds a Ph.D. degree from the University of Virginia.

     Thomas E. Noel - 58

     Mr. Noel joined the Board of Directors in October 1996 and served as the Company's President and Chief Executive Officer from October to November 17,
1996. Mr. Noel was appointed President and Chief Operating Officer of CAS effective December 1, 1996. Mr. Noel has held numerous executive positions in hazardous, nonhazardous and low-level nuclear waste industries. He previously served as President of TransAmerican Waste Industries, Inc., a non-hazardous waste disposal company, and two years as President of Ecova Corporation, an Amoco subsidiary in the environmental services business. From 1984 to 1992, he was at Chemical Waste Management, Inc., where he served as Senior Vice President of operations, managing that company's core business with more than 6,000 employees and $1.5 billion in annual revenues. He also previously served as President of Pakhoed, USA and DSI Terminals, Inc. After graduating from the United States Military Academy at West Point, New York, he served 14 years in the Army, including two years as an aide to General Creighton Abrams, Commander of all U.S. Forces in Vietnam and Army Chief of Staff. Mr. Noel was presidential appointee as Assistant Secretary of the Department of Energy, responsible for the U.S. Strategic Petroleum Reserve, a $20 billion federal program created following the Arab oil boycott in the early 1970's.

     Kenneth L. Adelman, Ph.D. - 49

     Dr. Adelman joined the Boards of Directors of the Company and Environmental in July 1996 and was appointed Executive Vice President, Marketing and International Development of the Company as of May 1, 1997. Dr. Adelman also joined the Board of Directors of Separation in April 1997. Since 1987, Dr. Adelman has been an independent consultant on international issues to various corporations, including Lockheed Martin Marietta Corporation and Loral Corporation. Previously, Dr. Adelman held positions of responsibility in arms control during most of the Reagan Administration. From 1983 to the end of 1987, he was Director of the United States Arms Control and Disarmament Agency. Dr. Adelman was a Professor at Georgetown University and writer for Washingtonian Magazine from 1987 to 1991. Dr. Adelman accompanied Ronald Reagan on summits with Mikhail Gorbachev, and negotiated with Soviet diplomats on nuclear and chemical weapons control issues, from 1985 to 1987. He also headed the United States team on annual arms control discussions with top-level officials of the People's Republic of China from 1983 through 1986. From 1981 to 1983, he served as Deputy United States Representative to the United Nations with the rank of Ambassador Extraordinary and Plenipotentiary. Dr. Adelman holds M.A. and Ph.D. degrees from Georgetown University.

     Herbert A. Cohen - 62

     Mr. Cohen joined the Boards of Directors of the Company and Environmental in July 1996. Mr. Cohen has been a practicing negotiator for the past three decades acting in an advisory capacity in hostage negotiations and crisis management. He has been an advisor to Presidents Carter and Reagan in the Iranian hostage crisis, the government's response to the skyjacking of TWA Flight 847 and the seizure of Achille Lauro. Mr. Cohen's clients have included large corporations and government agencies such as the Department of State, the Federal Bureau of Investigation, the Conference of Mayors, the Bureau of Land Management, Lands and Natural Resources Division in Conjunction with the EPA, and the United States Department of Justice. In addition, Mr. Cohen was an advisor and consultant to the Strategic Arms Reduction Talks negotiating team. Mr. Cohen holds a law degree from New York University School of Law, and has lectured at numerous academic institutions.

     C. Thomas McMillen - 44

     Mr. McMillen joined the Board of Directors of the Company in July 1996. Mr. McMillen was elected to three consecutive terms (1987-1993) in the U.S. House of Representatives from the Fourth Congressional District of Maryland, serving on both the Energy and Commerce Committee and the Science, Space and Technology Committee. Currently, Mr. McMillen serves as Chairman and Chief Executive Officer of the Complete Wellness Centers, Inc., a privately held physician practice management company. Previously, he served as Chief Administrative Officer of Clinicorp, Inc., a publicly traded physician practice management company. He is also a member of the Board of Directors of Chemring Group, PLC and Integrated Communication Network, Inc. Mr. McMillen was also the first selection by Buffalo in the 1974 National Basketball Association draft, subsequently playing for eleven years in the NBA. Mr. McMillen received a B.S. degree from the University of Maryland, where he was elected Phi Beta Kappa and was an All-American basketball player. He received a M.A. degree in politics and philosophy from Oxford University in 1978.

     David L. Mitchell - 75

     Mr. Mitchell joined the Boards of Directors of the Company and Environmental in July 1996, and the Board of Directors of Separation in April 1997. For the past thirteen years, Mr. Mitchell has been President and co-founder of Mitchell & Associates, Inc., a banking firm providing financial advisory services in connection with corporate mergers, acquisitions and diversities. Prior to forming Mitchell & Associates in 1982, Mr. Mitchell was a Managing Director of Shearson/American Express. From 1979 to 1982, a Managing Director of First Boston Corporation from 1976 to 1978, and a Managing Director of the investment banking firm of S.G. Warburg & Company from 1965 to 1976. Mr. Mitchell holds a bachelor's degree from Yale University.

     Ed L. Romero - 62

     Mr. Romero joined the Board of Directors of the Company in October 1996, upon the Company's acquisition of Advanced Sciences, Inc. ("Advanced Sciences"). Mr. Romero founded Advanced Sciences (now a wholly owned subsidiary of CAS) in 1983 and currently serves as its Chairman and Chief Executive Officer. Mr Romero is a prominent member of many veteran groups and Hispanic business organizations. He is currently president of the Hispanic Culture Foundation and also a member of the board of the Democratic National Committee's Finance Committee.

     Tom J. Fatjo, Jr. - 56

     Mr. Fatjo served as a Co-Vice Chairman of the Company from November 1996 to April 1997 and has served as a director of the Company since that date. Mr. Fatjo also currently serves as Chairman of TransAmerican Waste Industries, Inc., a Houston based solid waste management company which he founded in 1991. Mr. Fatjo is also the developer of The Houstonian, a 22-acre fitness and preventative medicine complex and luxury condominium. Mr. Fatjo has served on the boards of several other public companies including Western Waste, Inc., Rolm Corporation, Consolidated Fibers, Inc., Health Resources Corporation of America, Criterion Capital Corporation, Advanced Sciences, Inc. and American Title, Inc., among others. He holds a B.A. degree from Rice University. He has also co-authored a book, With No Fear of Failure (1981), a treatise on his personal business philosophy.

     Messrs. Hannesson and Blum are brothers-in-law. No family relationship exists among any other nominees for election as directors of the Company. No arrangement or understanding exists between any nominee for election to the Board of Directors and any other person, pursuant to which any nominee was selected to be a director of the Company.

Vote Required and Recommendation

     The Board of Directors has unanimously approved the nomination of each of the individuals named above to serve as a director of the Company until the next Annual Meeting of Stockholders, or until his successor is duly elected and qualified. The nominees receiving the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting shall be elected as directors of the Company. Environmental intends to cause its shares of Common Stock to be voted in favor of each of the persons nominated to serve as a director of the Company at the Annual Meeting. Accordingly, election of such persons to the Board of Directors is assured.

     THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR EACH OF THE PERSONS NOMINATED TO SERVE AS A DIRECTOR OF THE COMPANY.

                           INFORMATION REGARDING BOARD
                       MEETINGS, COMMITTEES AND MANAGEMENT

     The Board of Directors held three meetings and took certain actions by written consent during the fiscal year ended December 31, 1996. Each incumbent director attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served, except Edwin L. Harper, Ph.D., Thomas E. Noel, Ed L. Romero and Tom J. Fatjo, Jr.

Committees of the Board

     Audit Committee - During the fiscal year ended December 31, 1996, the Audit Committee of the Board of Directors consisted of Kenneth L. Adelman, Ph.D. and
C. Thomas McMillen. Dr. Adelman resigned as a member of the Audit Committee upon his appointment as the Company's Executive Vice President, Marketing and International Development as of May 1, 1997. Edwin L. Harper, Ph.D. replaced Dr. Adelman as a member of the Audit Committee effective as of May 1, 1997. The Audit Committee met once during the fiscal year ended December 31, 1996, at which it approved the selection of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 and reviewed the financial results of the Company for the fiscal year ended December 31, 1996. The responsibilities of the Audit Committee include recommending to the Board of Directors the firm of independent accountants to be retained by the Company, reviewing with the Company's independent accountants the scope and results of their audits, and reviewing with the independent accountants and management the Company's accounting and reporting principles, policies and practices, as well as the Company's accounting, financial and operating controls and staff.

     Compensation/Stock Option Committee - During the fiscal year ended December 31, 1996, the Compensation/Stock Option Committee of the Board of Directors consisted of Herbert A. Cohen, Kenneth L. Adelman, Ph.D., Tom J. Fatjo, Jr. and Edwin L. Harper, Ph.D. Dr. Adelman resigned as a member of the Compensation/Stock Option Committee upon his appointment as the Company's Executive Vice President, Marketing and International Development as of May 1, 1997, and was not replaced. The Compensation/Stock Option Committee did not meet during the fiscal year ended December 31, 1996, as there were no material compensation matters to be considered. The Compensation/Stock Option Committee has responsibility for establishing and reviewing employee compensation, administering and interpreting the Plan, and determining the recipients, amounts and other terms (subject to the requirements of the Plan) of options which may be granted under the Plan from time to time.

     Finance Committee - During the fiscal year ended December 31, 1996, the Finance Committee of the Board of Directors consisted of Bentley J. Blum, Paul
E. Hannesson and David L. Mitchell. The Finance Committee did not meet during the fiscal year ended December 31, 1996, as there were no material financial matters to be considered. The Finance Committee has responsibility for establishing the Company's accounting and reporting principles, policies and practices, as well as the Company's internal accounting, financial and operating controls.

Compensation of Directors

     Non-management directors of the Company receive director's fees of $500 per meeting for attendance at Board of Directors meetings, and are reimbursed for actual expenses incurred in respect of such attendance. The Company does not separately compensate employees for serving as directors.

Management

     The names and ages of the executive officers and key employees of the Company, and their positions with the Company, are as follows:

Name                           Age        Position
----                           ---        --------

Paul E. Hannesson              56         Chairman of the Board, President and
                                          Chief Executive Officer

Kenneth L. Adelman, Ph.D.      49         Executive Vice President, Marketing
                                          and International Development

Michael D. Fullwood            50         Senior Vice President, Chief Financial
                                          and Administrative Officer, Secretary
                                          and General Counsel

Albert E. Abel                 53         Vice President

Carl O. Magnell, P.E.          55         Vice President

Rayburn Hanzlik                58         Vice President

Neil L. Drobny, P.E., Ph.D.    56         Vice President

Andrew P. Oddi                 35         Vice President and Treasurer

William E. Ingram              51         Vice President and Controller

------------------------

     The Company's officer's are appointed by, and serve at the pleasure of, the Board of Directors, subject to the terms of any employment agreements.

     See "Proposal 1 - Election of Directors" above for certain biographical information concerning Paul E. Hannesson and Kenneth L. Adelman, Ph.D.

     Michael D. Fullwood was appointed Senior Vice President, Chief Financial and Administrative Officer, Secretary and General Counsel of the Company, Environmental, CAS, Separation and Refrigerant effective May 1, 1997. From 1987 to 1996, Mr. Fullwood held numerous positions ranging from Senior Attorney to Executive Vice President and Chief Financial Officer of Witco Corporation, a worldwide specialty chemicals company. From 1983 to 1987, Mr. Fullwood served as Senior Attorney at Scallop Corporation (Royal Dutch/Shell Group), where he specialized in corporate matters and mass tort litigation and handled international law for Royal Dutch/Shell Group. Mr. Fullwood also previously served as Senior Attorney of Caltex Petroleum and Arabian American Oil Company, handling corporate, contractual and transnational matters. Mr. Fullwood holds a law degree from Harvard Law School.

     Albert E. Abel has served as a Vice President of the Company since March 1996. Mr. Abel founded Commodore Laboratories, Inc. (formerly A.L. Sandpiper Corporation), an environmental technology company ("Commodore Labs"), in 1980 and was a Vice President and one of its principal stockholders until its sale to Environmental in 1993. Mr. Abel had been the President of Commodore Labs since December 1993.

     Carl O. Magnell, P.E. served as a Vice President of Environmental from September 1995 to June 1996 and has served as a Vice President of the Company since that date. From 1992 to 1995, Mr. Magnell served as Director of Research for Civil Engineering Research Foundation (an industry- sponsored engineering research group), and from 1964 to 1992, Mr. Magnell served in various engineering capacities with the U.S. Army Corps of Engineers. Mr. Magnell holds a B.S. degree form the United States Military Academy, and a M.S. in Civil Engineering and Political Science from the Massachusetts Institute of Technology.

     Rayburn Hanzlik served as Vice President, General Counsel, Chief Administrative Officer and Secretary of the Company from January 1997 to April 1997 and currently serves as a Vice President of the Company. Mr. Hanzlik also served as Vice President, General Counsel and Secretary of Environmental, CAS, Separation and Refrigerant from January 1997 to April 1997. During the previous five years, he founded and was chairman of Lanxide Sports International, Inc. and Stealth Propulsion International, Ltd., two San Diego-based technology companies in the sporting goods and boating industries. Mr. Hanzlik has held other senior executive positions in business and government, including partner and director of Heidrick & Struggles, Inc. from 1985 through 1990; Administrator of the Department of Energy's Economic Regulatory Administration from 1981 through 1985; and, White House staff from 1970 through 1975. He has also been a member of several law firms in Washington, D.C. and Los Angeles, California. Mr. Hanzlik holds J.D. and M.A. degrees from the University of Virginia.

     Neil L. Drobny, P.E., Ph.D. served as a Vice President of Environmental from June 1995 to June 1996 and has served as a Vice President of the Company since that date. From October 1994 to May 1995, Dr. Drobny served as a private consultant for Environmental. From 1981 to October 1994, Dr. Drobny served as President and a principal stockholder of ERM-Midwest, Inc., an environmental consulting firm that is now part of ERM, Inc., an international environmental consulting group. Dr. Drobny also founded and served as President of ERM/EnviroClean-Midwest, Inc., an affiliated remediation company, from 1989 to October 1993. From 1966 to 1981, Dr. Drobny held numerous positions ranging from Project Engineer to Director of Business Development of Battelle Memorial Institute, an international contract research organization. Dr. Drobny received his Ph.D. in Civil Engineering from Ohio State University in 1971.

     Andrew P. Oddi was appointed Vice President and Treasurer of the Company, Environmental, Separation, CAS and Refrigerant effective May 1, 1997. Mr. Oddi served as the Vice President of Finance, Chief Financial Officer and Secretary of the Company from March to November 1996. Mr. Oddi also served as Vice President of Finance & Administration and Chief Financial Officer of Environmental from 1987 to April 1997, and served as the Vice President-Finance of Separation from September 1996 to April 1997. From 1982 to 1987, Mr. Oddi was employed by Ernst & Young, independent accountants, and held the position of audit manager in 1986 and 1987. Mr. Oddi is a Certified Public Accountant.

     William E. Ingram served as the Company's Vice President and Controller from October 1996 to March 1997, as its Vice President, Finance from March to April 1997, and was reappointed Vice President and Controller effective May 1, 1997. Mr. Ingram was also appointed Vice President and Controller of Environmental, Separation, Cas and Refrigerant effective May 1, 1997. Prior to that Mr. Ingram was Chief Financial Officer of HydroChem Industrial Services, Inc., a privately owned, $160 million company providing high pressure water and chemical cleaning services primarily to the petrochemical industry. Mr. Ingram was Vice President and Region Controller for Chemical Waste Management, Inc.
(CWM) for eleven years. CWM, a subsidiary of WMX Technologies, provides hazardous waste treatment and disposal services to a wide range of government and industrial customers. He also spent two years with the solid waste operations of WMX Technologies. Mr. Ingram is a Certified Public Accountant and has an MBA from the University of Florida and a B.S. in Accounting from Florida Southern College.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

     The following table sets forth the amount of all compensation paid by the Company and/or its affiliates and allocated to the Company's operations for services rendered during each of 1996, 1995, and 1994 to the person serving as the Company's current Chief Executive Officer and to each of the Company's most highly compensated executive officers other than the Chief Executive Officer whose total salary and bonus compensation exceeded $100,000 during any such year (the "Named Executive Officers").




                                                     Summary Compensation Table


                                                                       Annual Compensation
                               ----------------------------------------------------------------------------------------------------
                                                                                            Other
Name                                                                                        Annual                All Other
Principal Position                     Year           Salary($)        Bonus($)         Compensation($)        Compensation($)

Paul E. Hannesson                      1996           265,836           50,000               -0-                     -0-
Chief Executive Officer                1995           186,476             -0-              96,000(1)                 -0-
                                       1994           186,476             -0-              24,000(1)                 -0-

Carl O. Magnell                        1996           117,500           20,000               -0-                     -0-
Vice President                         1995            37,500             -0-                -0-                   40,000(2)
                                       1994               -0-             -0-                -0-                     -0-

Neil L. Drobny                         1996           180,000           20,000               -0-                     -0-
Vice President                         1995            75,000             -0-                -0-                   81,955(3)
                                       1994              -0-             -0-                 -0-                     -0-

Albert E. Abel                         1996           140,583             -0-                -0-                     -0-
Vice President                         1995           114,577           12,500               -0-                     -0-
                                       1994           104,666           12,500               -0-                     -0-

Vincent Valeri                         1996           151,666           20,000               -0-                     -0-
Formerly, Senior Vice                  1995           140,000           20,000               -0-                     -0-
President and Chief                    1994            11,666             -0-                -0-                     -0-
Engineer (4)



     (1) Represents amounts paid to Mr. Hannesson as an allowance for living expenses in the New York Metropolitan area.

     (2) Represents consulting fees paid to Mr. Magnell prior to his full-time employment.

     (3) Represents consulting fees paid to Dr. Drobny prior to his full-time employment.

     (4) Mr. Valeri served as Senior Vice President and Chief Engineer of the Company until December 1996, at which time he became an executive officer of CAS.

Stock Options

     The following table sets forth certain information concerning options granted in fiscal 1996 to the Named Executive Officers under the Plan. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during fiscal 1996.




                                                  Option Grants in Last Fiscal Year



                                                                                            Potential Realized Value at Assumed
                                                                                                Annual Rates of Stock Price
                                              % of Total                                                    Appreciation
                                                Options                                                   for Option Term
                                              Granted to      Exercise or                  -----------------------------------------
                             Options         Employees in      Base Price     Expiration               5%                 10%
         Name              Granted (#)      Fiscal Year(2)       ($/sh)          Date                 ($)                 ($)
------------------------------------------------------------------------------------------------------------------------------------

Paul E. Hannesson           400,000(1)           29.1%          6.00          12/31/2000             $120,000          $240,000

Albert E. Abel              125,000(1)            9.1%          6.00          12/31/2000             $ 37,500          $ 75,000

Carl O. Magnell              35,000               2.6%          6.00          12/31/2000             $ 10,500          $ 21,000

Neil L. Drobny              175,000(1)           12.8%          6.00          12/21/2000             $ 52,500          $105,000

Vincent Valeri              125,000(1)            9.1%          6.00          12/31/2000             $ 37,500          $ 75,000





(1) These options were granted on March 29, 1996 pursuant to the Plan, and are exercisable at the rate of 20% of the number of options granted in each of calendar 1996 through 2000, inclusive, beginning on March 31, 1996 and, unless exercised, expire on December 31, 2000 (subject to prior termination in accordance with the applicable stock option agreements). Upon announcement of a Change in Control (pursuant to and as defined in the
     Plan), all options granted under the Plan will become immediately exercisable. Upon consummation of a Change in Control, all unexercised options will terminate.

(2) Percentages based on 1,372,375 stock options granted to employees in fiscal year 1996.

     The following table sets forth certain information concerning the exercise of options and the value of unexercised options held under the Plan at December 31, 1996 by the Named Executive Officers.




                            Aggregated Option Exercises in the Last Fiscal Year and FY-End Option Values


                                                                        Number of Securities          Value of Unexercised
                                                                       Underlying Unexercised         In-the-Money Options
                           Shares Acquired       Value Realized         Options at FY-End (#)           at FY-End ($)(1)
Name                       on Exercise (#)           ($)(2)           Exercisable/Unexercisable     Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------------------------

Paul E. Hannesson               -0-                   -0-             80,000           320,000           -0-           -0-

Albert E. Abel                  -0-                   -0-             25,000           100,000           -0-           -0-

Carl O. Magnell                 -0-                   -0-             35,000               -0-           -0-           -0-

Neil L. Drobny                  -0-                   -0-             35,000           140,000           -0-           -0-

Vincent Valeri                  -0-                   -0-             25,000           100,000           -0-           -0-






(1) Represents the difference between the last sale price of the Common Stock on December 31, 1996, and the exercise price of the option multiplied by the applicable number of options.

(2) Represents the difference between the exercise price and the closing price on the date of exercise, multiplied by the number of shares acquired.

Employment and Consulting Agreements

     Paul E. Hannesson, the Company's Chairman of the Board, President and Chief Executive Officer, entered into an employment agreement with Environmental as of November 18, 1996 for a term expiring on December 31, 1999. Pursuant to such employment agreement, Mr. Hannesson agreed to devote his business and professional time and efforts to the business of Environmental as a senior executive officer, and to serve in senior executive positions with one or more of Environmental's subsidiaries, including the Company. The employment agreement provides that Mr. Hannesson shall receive, among other things, a base salary at an annual rate of $395,000 through December 31, 1997, and will receive not less than $434,500 through December 31, 1998 and not less than $477,950 through December 31, 1999, for services rendered to Environmental and its subsidiaries, including the Company. Pursuant to the employment agreement, Mr. Hannesson received, among other things: (i) a signing bonus of (a) $150,000 cash and (b) stock options to purchase 950,000 shares of common stock of Environmental, which options vested on the date of his employment agreement; and (ii) options to purchase an aggregate of 2,500,000 shares of Environmental common stock, exercisable in installments over a period of five years commencing on the date of his employment agreement. Mr. Hannesson is also eligible to receive options to purchase common stock of each publicly-traded subsidiary of Environmental in the amount of 1.0% of such subsidiary's total outstanding shares of common stock on the date of grant, and incentive compensation of up to $225,000 per year for achieving certain goals.

     Kenneth L. Adelman, Ph.D., the Company's Executive Vice President, Marketing and International Development, entered into an employment agreement with the Company on May 7, 1997 for a term expiring on April 30, 2000. Pursuant to such employment agreement, Dr. Adelman agreed to devote his business and professional time and efforts to the business of the Company as its Executive Vice President, Marketing and International Development. The employment agreement provides that Dr. Adelman shall receive, among other things, a fixed base salary at an annual rate of $250,000 for services rendered to the Company. Pursuant to the employment agreement, Dr. Adelman received options to purchase an aggregate of 150,000 shares of Common Stock of the Company, exercisable in installments over a period of five years commencing on the date of his employment agreement. Dr. Adelman also received options to purchase 700,000 shares of common stock of Environmental, exercisable in installments over a period of five years commencing on the date of his employment agreement. Dr. Adelman will also be entitled to receive incentive compensation of up to $150,000 per year for achieving certain goals, but in no event less than $100,000, regardless of whether such goals are attained.

     Michael D. Fullwood, the Company's Senior Vice President, Chief Financial and Administrative Officer, Secretary and General Counsel, entered into an employment agreement with Environmental on May 7, 1997 for an initial term expiring on April 30, 1999. Pursuant to such employment agreement, Mr. Fullwood agreed to devote his business and professional time and efforts to the business of Environmental as its Executive Vice President, Chief Financial and Administrative Officer, Secretary and General Counsel, and to serve as a senior executive officer of certain of Environmental's subsidiaries, including the Company. The employment agreement provides that Mr. Fullwood shall receive, among other things, a base salary at an annual rate of $225,000 for services rendered to Environmental and its subsidiaries, including the Company, which base salary shall be increased by not less than 5% per year during the term of his agreement. Pursuant to the employment agreement, Mr. Fullwood received options to purchase an aggregate of 500,000 shares of Environmental common stock, exercisable in installments over a period of five years commencing on the date of his employment agreement. Mr. Fullwood also received options to purchase 125,000 shares of Common Stock of the Company and 67,500 shares of common stock of Separation, exercisable in installments over a period of five years commencing on the date of his employment agreement. Mr. Fullwood will also be entitled to receive incentive compensation of up to $75,000 per year for achieving certain goals, which incentive compensation shall be increased by 5% per year during the term of his agreement.

     Effective June 1996, the Company assumed and modified an employment agreement entered into between Environmental and Albert E. Abel, effective August 1993 and expiring August 1997, pursuant to which he received an annual salary of $121,000 through August 1996, and will receive $133,100 through August 1997, and $146,410 through August 1998. Pursuant to the modification of Mr. Abel's employment agreement, which became effective in June 1996, the employment agreement was extended so as to terminate in June 2001, with a base salary of $140,000 for the first twelve months of such modified agreement, subject to minimum annual increases of not less than 5% each year thereafter based upon changes in an applicable cost of living index. Pursuant to the employment agreement, Mr. Abel also received options to purchase an aggregate of 125,000 shares of Common Stock, exercisable in installments over a period of five years commencing on the date of his employment agreement.

     Effective June 1996, the Company assumed and amended an employment agreement entered into between Environmental and Carl O. Magnell, effective September 1995 and expiring September 1997. Under such agreement, as amended, Mr. Magnell received an annual base salary of $150,000 through June 1996 and will receive $180,000 through September 1997. The Company has an option to extend Mr. Magnell's agreement through September 1998 at an annual salary of $180,000. Pursuant to the employment agreement, Mr. Magnell also received options to purchase an aggregate of 35,000 shares of Common Stock, which options are currently exercisable.

     Effective June 1996, the Company assumed and amended an employment agreement entered into between Environmental and Neil L. Drobny, effective June 1995 and expiring May 31, 1997. Under such agreement as amended, Dr. Drobny receives an annual salary of $180,000 through May 31, 1997. The Company has decided not to exercise its option to extend Dr. Drobny's agreement through May 31, 1998. Pursuant to the employment agreement, Dr. Drobny also received options to purchase an aggregate of 175,000 shares of Common Stock, exercisable in installments over a period of five years commencing on the date of his employment agreement.

     Each of Messrs. Hannesson, Adelman, Fullwood, Abel, Magnell and Drobny are entitled to participate in the Company's Executive Bonus Program.

     All of the foregoing employment agreements require the full-time services of the employees, subject to permitted service with professional-related service organizations and other outside activities that do not materially interfere with the individual's duties to the Company. The agreements also contain covenants
(a) restricting the employee from engaging in any activities competitive with the business of the Company during the term of such employment agreements, (b) prohibiting the employee from disclosure of confidential information regarding the Company, and (c) confirming that all intellectual property developed by the employee and relating to the business of the Company constitutes the sole property of the Company.

     Edwin L. Harper, Ph.D., a director of the Company, entered into a consulting agreement with Environmental effective as of May 1, 1997 for a term expiring on May 1, 2000. Pursuant to such consulting agreement, Dr. Harper agreed to render financial consulting and business development services to Environmental and certain of its subsidiaries, including the Company. The consulting agreement provides that Dr. Harper shall receive, among other things, a consulting fee at a monthly rate of $31,250 for the period commencing May 1, 1997 through and including November 30, 1997 for services rendered to Environmental and its subsidiaries, including the Company. Dr. Harper shall also receive a bonus equal to an aggregate of $145,833 for the period commencing January 1, 1997 through and including October 31, 1997. From December 1, 1997 through May 1, 2000, Environmental and Dr. Harper will agree in advance on consulting fees to be paid to Dr. Harper for specified projects for which Environmental shall request, and for which Dr. Harper shall elect, to provide services. Pursuant to the consulting agreement, Dr. Harper received options to purchase an aggregate of 750,000 shares of Environmental common stock, all of which options vested as of the date of the consulting agreement.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation/Stock Option Committee during the fiscal year ended December 31, 1996 were Herbert A. Cohen, Kenneth L. Adelman, Ph.D., Tom J. Fatjo, Jr. and Edwin L. Harper, Ph.D. Dr. Adelman resigned as a member of the Compensation/Stock Option Committee upon his appointment as the Company's Executive Vice President, Marketing and International Development as of May 1, 1997, and was not replaced. Dr. Harper served as the President and Chief Operating Officer of the Company and Environmental from November 1996 to April 1997, and served as the Chairman of the Board and Chief Executive Officer of CAS, Separation and Refrigerant from January to April 1997. Dr. Harper resigned as an executive officer of the Company, Environmental, CAS, Separation and Refrigerant effective April 30, 1997. No other member of the Compensation/Stock Option Committee had any interlocking relationship with any other corporation that requires disclosure under this heading.

Report of the Compensation/Stock Option Committee on Executive Compensation

     The Compensation/Stock Option Committee (the "Committee") of the Board of Directors was established in November 1996 and did not hold any meetings during the fiscal year ended December 31, 1996. The duties and responsibilities of the Committee include the following:

     (a) approval of annual salaries and other benefits provided for executive officers of the Company;

     (b) approval of the adoption of compensation plans in which the executive officers of the Company may be participants and awarding of benefits under such plans;

     (c) administration and interpretation of the Plan, and determination of the recipients, amounts and other terms (subject to the requirements of the Plan) of options which may be granted under the Plan from time to time; and

     (d) undertaking studies and making recommendations with respect to the Company's compensation structure and policies and the development of management personnel.

     The Committee's policies with respect to executive compensation are intended to achieve the following goals. First, they are intended to create base compensation levels sufficient to attract and retain talented and dedicated executive officers. Second, the compensation policies are intended to provide a direct link between performance during the year (both the performance of the Company as a whole and the performance of the individual officer) as a part of the officer's compensation. Third, the compensation policies are intended to provide executive officers with the opportunity to acquire an entity stake in the Company through the grant of options pursuant to the Company's Plan.

     During the fiscal year ended December 31, 1996, the full Board of Directors approved bonuses and granted options to certain of its executive officers and certain employees. In each case, the Board of Directors' decision was based upon the principles and procedures outlined above.

                                             COMPENSATION/STOCK OPTION COMMITTEE
                                                                Herbert A. Cohen
                                                          Edwin L. Harper, Ph.D.
                                                               Tom J. Fatjo, Jr.

     The Report of the Compensation/Stock Option Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Stockholder Return Performance Presentation

     The following line graph compares the value of $100 invested in the Company's Common Stock from July 1996, the first full month during which the Company's Common Stock was listed on the American Stock Exchange (the "AMEX"), through December 31, 1996, with a similar investment in the AMEX Market Value Index and the Dow Jones Pollution Control/Waste Management Index.


 [The following table was represented by a line graph in the printed material.]


                                               Cumulative Total Return
                                      ------------------------------------------
                                      7/01/96 7/96  8/96  9/96 10/96 11/96 12/96


Commodore Applied Techn Inc       CXI    100   171   171   126   107   108    95

AMEX MARKET VALUE                 IAMX   100    94    97    99    99   103   101

DJ POLLUTION CONTROL/WASTE MGMT   IPOL   100    88    95    99    78   106   101

Certain Relationships and Related Transactions

     Organization and Capitalization of the Company

     Since its acquisition of the capital stock of Commodore Laboratories, Inc., the Company's predecessor ("Commodore Labs"), in 1993, Environmental has advanced an aggregate of $8,925,426 to the Company, which has been used to finance the development of the Company's SET(TM) technology, including salaries of personnel, equipment, facilities and patent prosecution. These cash advances by Environmental were evidenced by successive unsecured promissory notes. Kraft Capital Corporation ("Kraft"), a corporation wholly owned by Bentley J. Blum, the principal stockholder of Environmental and a director of the Company and of Environmental, provided approximately $656,000 of such financing to Environmental. Environmental has provided additional advances to the Company of $978,896 for the three months ended March 31, 1996, which were repaid by the Company subsequent to its obtaining a line of credit provided by a commercial bank in April 1996.

     In March 1996, the Company was formed as a wholly-owned subsidiary of Environmental. Prior to its June 1996 initial public offering, in exchange for the issuance of 15,000,000 shares of Common Stock, Environmental contributed to the Company (i) all of the assets and properties (including joint working proposals, quotations and bids in respect to projects and contracts awarded for feasibility studies), subject to all of the liabilities, of its operating divisions relating to SET(TM) and the exploitation of the SET(TM) technology and processes in all commercial and governmental applications; (ii) all of the outstanding shares of the capital stock of each of Commodore Labs, Inc., Commodore Remediation Technologies, Inc., Commodore Government Environmental Technologies, Inc., Commodore Technologies, Inc. and Sandpiper Properties, Inc. (except for a 9.95% minority interest in Commodore Labs, which was held by Albert E. Abel, a Vice President of the Company); and (iii) a portion of a promissory note in the amount of $3.0 million.

     In April 1996, Bentley J. Blum personally guaranteed a $2.0 million line of credit for the Company from a commercial bank. The initial borrowings under the line of credit, in the approximate amount of $1.0 million, were utilized to repay advances made by Environmental to the Company in 1996, and Environmental, in turn, utilized such funds to repay Kraft the funds provided by Kraft to Environmental for purposes of the advances to the Company. The Company applied $2.0 million of the net proceeds of its June 1996 initial public offering to repay the line of credit, and Mr. Blum's guarantee was released at such time.

     In June 1996, Environmental acquired from Albert E. Abel the remaining 9.95% of the outstanding shares of common stock of Commodore Labs which was not owned by the Company, and Environmental contributed such shares to the Company, for no additional consideration. To acquire the remaining shares of Commodore Labs, Environmental paid Mr. Abel the sum of $750,000 in cash, and issued a ten-year, 8% promissory note to Mr. Abel in the principal amount of $2,250,000, payable as to interest only until the maturity of the note on the tenth anniversary of the date of issuance. Simultaneously, the Company settled all outstanding obligations for accrued compensation payable to Mr. Abel and for amount receivable by the Company from Mr. Abel, and that the net payment to Mr. Abel arising therefrom approximated $120,000. The Company paid such amount to Mr. Abel from the proceeds of its June 1996 initial public offering.

     Effective as of December 1, 1996, the Company transferred certain of its operating assets related to its SET(TM) technology to CAS, subject to certain liabilities related to such assets, in exchange for 100 shares of common stock, par value $.01 per share, of CAS, representing all of the issued and outstanding shares of capital stock of CAS. CAS agreed to assume all of the net assets of the Company relating to its SET(TM) technology at December 1, 1996, which assets had an aggregate value of approximately $4.0 million at such date, and all known or unknown contingent or unliquidated liabilities of and claims against the Company and its subsidiaries to the extent they relate to or arise out of the transferred assets. The Company retained, among other things, (a) all temporary cash investments of the Company at December 1, 1996, aggregating approximately $14.1 million, and (b) the executive offices and related assets of the Company located in Virginia.

     Effective as of December 2, 1996, as part of a corporate restructuring to consolidate all of its current environmental technology businesses within the Company, Environmental transferred to the Company 100% of the capital stock of Separation and 100% of the capital stock of Refrigerant. In addition, Environmental assigned to the Company notes aggregating $976,200 at December 2, 1996, representing advances previously made by Environmental to Separation. Such advances have been capitalized by the Company as its capital contribution to Separation. In consideration for such transfers, the Company paid Environmental $3.0 million in cash and, subject to approval by the stockholders of the Company at the Annual Meeting, shall issue to Environmental a warrant expiring December 2, 2003 to purchase 7,500,000 shares of the Company's Common Stock at an exercise price of $15.00 per share, valued at $2.4 million. Bentley J. Blum, a director and nominee for director of the Company, beneficially owns 52.1% of the outstanding shares of common stock of Environmental at May 15, 1997. See "Proposal 2 -- Issuance of Warrant to Environmental."

     At December 31, 1996, the Company and its subsidiaries had advanced an aggregate of $1,500,000 to Lanxide Performance Materials, Inc. ("LPM"), a wholly owned subsidiary of Lanxide Corporation, a Delaware corporation ("Lanxide")
which specializes in the manufacture of ceramic bonding and refractory materials. Lanxide is related to the Company by significant common beneficial ownership. The promissory notes become due on February 28, 1998. Interest receivable on the note totaled $18,000 as of December 31, 1996. The notes are collateralized by the assets of LPM and guaranteed by Lanxide on behalf of its subsidiary.

     Licenses of SET(TM) Technology

     As a result of its acquisitions of the capital stock of Commodore Labs, the Company acquired all patents, discoveries, technology and other intellectual property in connection with the SET(TM) process system which it later transferred to CAS effective December 1, 1996. Environmental licenses from CAS the exclusive worldwide right with the right to sublicense, to make, use, sell and exploit, itself or jointly with other third parties, for the life of all patents now or hereafter owned by the CAS, the SET(TM) process and all related technology underlying such patents and intellectual property in all domestic and international commercial and industrial applications, in connection with the destruction of CFCs and other ozone-depleting substances (the "CFC Business"); provided, that such license expressly limits the rights of the licensee(s) and others who may be sub-licensees or users of the Company's patents and technologies to the CFC Business.

     The Company and its stockholders, other than Environmental, will not receive any direct or indirect benefit from any revenues delivered from the CFC Business, and any losses or other contingent liabilities incurred by entities operating businesses related to the CFC Business may have a material adverse effect on Environmental, which, in turn, may adversely affect the Company.

     Technology and Technical Support Agreement

     The Company has entered into five-year technology and technical support agreement with Environmental and CFC Technologies, Inc., a wholly owned subsidiary of the Company ("CFC Technologies"). Pursuant to such agreement, the Company will provide certain research and development, equipment engineering and technical support to enable Environmental and CFC Technologies to exploit the CFC Business. Under such agreement, the Company will provide Environmental and CFC Technologies the services of certain Company personnel and equipment. The Company will charge CFC Technologies and Environmental a fee equal to the sum of
(a) the actual costs of all materials and equipment utilized in connection with such services; and (b) an hourly rate allocable to the services rendered by all Company personnel which shall be equal to 120% of the average hourly rate of compensation then payable by the Company to such persons (based on a 35-hour work week). Under the terms of the technology and technical services agreement, in no event will the employees of the Company be required to expend in excess of 25% of their business and professional time in any 90-day period to rendering services to Environmental or CFC Technologies, without the majority approval or consent of C. Thomas McMillen, Herbert A. Cohen and David L. Mitchell, or such other members of the Board of Directors of the Company not otherwise affiliated with or employed by Environmental, the Company or any of their respective subsidiaries.

     Future Transactions

     In connection with the Company's initial public offering in June 1996, the Board of Directors has adopted a policy whereby any future transactions between the Company and any of its subsidiaries, affiliates, officers, directors, principal stockholders and any affiliates of the foregoing will be on terms no less favorable to the Company than could reasonably be obtained in "arms length" transactions with independent third parties, and that any such transactions also be approved by a majority of the Company's disinterested outside directors, including one of the designees of National Securities Corporation so long as they are serving on the Board of Directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission (the "SEC") and the AMEX. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     No Forms 3 or 4 or amendments thereto were furnished to the Company during the fiscal year ended December 31, 1996. Based solely upon the Company's review of copies of year-end Forms 5 received by the Company, or upon written representations received by the Company from certain reporting persons that no year-end Forms 5 were required for those persons, the Company believes that no director, officer or holder of more than ten percent of the Common Stock failed to file on a timely basis the reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 1996.

                                   PROPOSAL 2

             AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
      TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK

     The Company is currently authorized to issue 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As at May 15, 1997, an aggregate of 21,650,000 shares of Common Stock were outstanding and held of record by 46 stockholders. An additional 16,310,000 shares of Common Stock were reserved for future issuance in connection with outstanding options, warrants and other convertible securities. No shares of Preferred Stock have been issued or are outstanding.

     The Board of Directors recommends the adoption of an amendment to the Company's Certificate of Incorporation which will (a) increase the number of authorized shares of Common Stock from 50,000,000 shares to 75,000,000 shares and (b) increase the number of authorized shares of Preferred Stock from 5,000,000 shares to 10,000,000 shares. As a result of the proposed amendment, article "Fourth" of the Company's Certificate of Incorporation would be amended to read as follows:

               "The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is 85,000,000 shares of capital stock consisting of:

               (a) 75,000,000 shares of Common Stock, $.001 par value per share (the "Common Stock"); and

               (b) 10,000,000 shares of Preferred Stock, $.001 par value per share (the "Preferred Stock")."

     The authorization of additional shares of Common Stock would permit the Company to have additional shares of Common Stock available for issuance at the discretion of the Board of Directors for future acquisitions, stock splits, stock dividends, equity financing, employee benefit plans and other corporate purposes. The Board of Directors has no present intention to issue any additional shares of Common Stock, other than in connection with the exercise of stock options, warrants or other securities exercisable for, or convertible into, Common Stock from time to time.

     Although the increase in the number of shares of authorized Common Stock is not intended as a means of preventing or dissuading a future change in control or takeover of the Company, use of these shares for any such purpose is possible. Shares of authorized but unissued or unreserved Common Stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of the Company, or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal.

     The authorization of additional shares of Preferred Stock would permit the Company to have additional shares of Preferred Stock available for issuance at the discretion of the Board of Directors for future acquisitions, equity financing and other corporate purposes.

     Under the laws of the State of Delaware, the unissued shares of Preferred Stock will be available for issuance for any proper corporate purpose, as authorized from time to time by the Board of Directors, without further approval by the stockholders of the Company unless required by applicable law. The Company's Certificate of Incorporation authorizes the Board of Directors to issue one or more series of Preferred Stock, without the approval of the holders of Common Stock, which could have voting or conversion rights that adversely affect the voting power of the holders of Common Stock, or could result in one or more classes of outstanding securities that would have dividend, liquidation or other rights superior to those of the Common Stock. Such shares of Preferred

Stock could be privately placed with purchasers sympathetic to management and opposed to any takeover bid, or other circumstances that could make more difficult, and thereby discourage, attempts to acquire control of the Company. In addition, the issuance of such Preferred Stock could result in (i) a reduction of the amount otherwise available for payments of dividends on the Common Stock, if dividends are payable on the Preferred Stock, (ii) restrictions on dividends on the Common Stock, if dividends on the Preferred Stock are in arrears, and (iii) reduction in the prevailing market price of the Common Stock. Such anti-takeover aspects of this proposal, and its potential adverse effect on the value of the Common Stock should be carefully considered by stockholders in determining how to vote on this proposal.

Vote Required and Recommendation

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve and adopt the amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock and Preferred Stock. Environmental intends to cause its shares of Common Stock to be voted in favor of this proposal at the Annual Meeting. Accordingly, approval and adoption of the amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock and Preferred Stock is assured.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE "FOR" APPROVAL AND ADOPTION OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK.

                                   PROPOSAL 3

                      ISSUANCE OF WARRANT TO ENVIRONMENTAL

     Pursuant to a Stock Purchase Agreement dated as of December 2, 1996 between the Company and Environmental (the "Stock Purchase Agreement"), the Company acquired all of the outstanding capital stock of Separation and Refrigerant from Environmental as part of a corporate restructuring of Environmental to consolidate all of its current environmental technology businesses with the Company. Separation has developed and intends to commercialize a separation technology and recovery system, known as SLM(TM), for the purpose of separating and recovering organic and inorganic targeted substances from liquid and gaseous feedstreams. Refrigerant is applying certain environmental technologies to the destruction, separation and recycling of CFCs and other ozone-depleting substances. In addition, Environmental assigned to the Company outstanding Separation notes aggregating $976,200 at December 2, 1996, representing advances previously made by Environmental to Separation, which the Company has contributed to the equity of Separation. In April 1997, Separation completed an initial public offering of its equity securities, which resulted in net proceeds to Separation of approximately $12.0 million. As a result, the Company now owns 87% of the outstanding capital stock of Separation.

     In consideration for the transfer of all of the outstanding capital stock of Separation and Refrigerant to the Company, the Company paid Environmental $3.0 million in cash and, subject to approval of the stockholders of the Company at the Annual Meeting, will issue to Environmental a warrant (the "Warrant") expiring December 2, 2003 to purchase 7,500,000 shares of Common Stock of the Company (the "Warrant Shares"), subject to adjustment upon the occurrence of certain events, at an exercise price of $15.00 per share, which Warrant is valued at $2.4 million. Pursuant to the terms of the Warrant, the Company granted Environmental certain registration rights with respect to the Warrant Shares.

     The consideration for all of the outstanding capital stock of Separation and Refrigerant was determined as a result of arm's-length negotiations between representatives of both the Company and Environmental. Neither the Company nor Environmental retained an independent financial advisor in connection with the transactions contemplated by the Stock Purchase Agreement.

     The issuance of the Warrant to Environmental would enable the Company to complete the corporate restructuring of Environmental to consolidate all of its current environmental technology businesses with the Company. The potential benefits of such corporate restructuring include the following: (i) opportunity for greater access to the capital markets which will enable the Company to pursue a more ambitious commercialization strategy than would otherwise be possible; (ii) diversification of the Company's technologies and services and enhancement of the Company's market presence; and (iii) achievement of certain efficiencies, cost savings and other corporate synergies.

     The foregoing information with respect to the Stock Purchase Agreement and the Warrant is qualified in its entirety by reference to the Stock Purchase Agreement and the Warrant, copies of which are attached hereto as Annex I, and which are incorporated herein by reference.

     The Board of Directors is submitting for stockholder approval the issuance of the Warrant by the Company to Environmental. Stockholder approval of the issuance of the Warrant is not required by Delaware law or the Company's Certificate of Incorporation. The Company is seeking the approval of its stockholders to satisfy the listing requirements of the AMEX. The rules of the AMEX require stockholder approval as a prerequisite to listing securities to be issued in connection with certain transactions where the present or potential issuance of common stock or securities exercisable for or convertible into common stock could result in an increase in outstanding common stock of 20% or more.

     Assuming issuance and exercise of the Warrant, the number of shares of Common Stock outstanding would increase by approximately 26% based on the number of shares of Common Stock issued and outstanding on May 15, 1997. As a result, stockholders of the Company would experience immediate and substantial dilution in stock ownership and voting power. In addition, if the registration rights with respect to the Warrant Shares are exercised, the Warrant Shares will be freely tradeable without restriction under the Securities Act, unless the Warrant Shares are restricted by contract or received by persons who are "affiliates" of the Company. Sales or the potential for sales of substantial amounts of such Warrant Shares in the public market could adversely affect the market price of the Common Stock and the Company's ability to raise additional capital in the capital markets at a time and price favorable to the Company.

Interests of Certain Persons

     In considering the recommendation of the Board regarding approval of the issuance of the Warrant, stockholders of the Company should be aware that certain members of the Board of Directors of the Company have certain interests in the issuance of the Warrant to Environmental that are different from the interests of other stockholders of the Company.

     Bentley J. Blum, a director and nominee for director of the Company and a director of Environmental, beneficially owned 52.1% of the outstanding common stock of Environmental at May 15, 1997 and, through such beneficial ownership of Environmental, beneficially owned 69.3% of the outstanding Common Stock of the Company at such date. Issuance of the Warrant to Environmental would increase Environmental's beneficial ownership of the Company from 69.3% to approximately 77.2%, based on the number of shares of Common Stock outstanding on May 15, 1997. As a result, Mr. Blum's beneficial ownership of the Company would also increase from 69.3% to 77.2%.

     Paul E. Hannesson, the Chairman of the Board, President and Chief Executive Officer of the Company and Environmental and nominee for director of the Company, beneficially owned 11.4% of the outstanding common stock of
Environmental at May 15, 1997 and, through such beneficial ownership of Environmental, beneficially owned 8.4% of the outstanding Common Stock of the Company at such date. As a result of the issuance of the Warrant to Environmental, Mr. Hannesson's beneficial ownership of the Company would also increase from 8.4% to 8.8%, based on the number of shares of Common Stock outstanding on May 15, 1997.

     In addition to Messrs. Blum and Hannesson, Kenneth L. Adelman, Ph.D. and Edwin L. Harper, Ph.D., each of whom is a director and a nominee for director of the Company, also beneficially own stock in Environmental and would realize an increase in beneficial ownership of Common Stock from the issuance of the Warrant to Environmental.

     The Board of Directors recognized all the interests described above and concluded that these interests did not detract from the fairness to the stockholders of the Company of the transactions contemplated by the Stock Purchase Agreement, including, without limitation, the issuance of the Warrant to Environmental.

Vote Required and Recommendation

     The Board of Directors unanimously approved the transactions contemplated by the Stock Purchase Agreement, including, without limitation, the issuance of the Warrant to Environmental as partial consideration for all of the outstanding capital stock of Separation and Refrigerant, and recommends that stockholders of the Company vote to approve the issuance of the Warrant to Environmental.

     To meet the requirements of the AMEX, the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting must approve the issuance of the Warrant by the Company to Environmental. Environmental intends to cause its shares of Common Stock to be voted in favor of this proposal at the Annual Meeting. Accordingly, approval of the issuance of the Warrant to Environmental is assured.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE "FOR" APPROVAL OF THE ISSUANCE OF THE WARRANT TO ENVIRONMENTAL.

                                   PROPOSAL 4

         AMENDMENT TO PLAN TO INCREASE NUMBER OF SHARES OF COMMON STOCK ELIGIBLE FOR ISSUANCE UPON EXERCISE OF OPTIONS GRANTED UNDER PLAN

     The Compensation/Stock Option Committee of the Board of Directors has adopted resolutions amending the Plan to increase the number of shares of Common Stock eligible for issuance upon exercise of options granted under the Plan from 2,000,000 shares to 4,000,000 shares. The Board of Directors is submitting such amendment to the Plan for stockholder approval at the Annual Meeting. In addition, the Board of Directors has granted certain options to purchase Common Stock to officers and directors of the Company pursuant to the Plan, which options are subject to the approval of this proposal by the stockholders of the Company at the Annual Meeting.

General Terms and Conditions

     The Plan was adopted in March 1996. The purpose of the Plan is to advance the interest of the Company by providing additional incentives to attract and retain qualified and competent persons who are key to the Company (including its subsidiaries and other business entities or partnerships related to the Company through long-term management contracts), including key employees, officers, and directors and upon whose efforts and judgment the success of the Company and such entities is largely dependent, through the encouragement of stock ownership in the Company by such persons. In furtherance of this purpose, the Plan authorizes the granting of incentive or non-qualified stock options to purchase Common Stock to key employees, executive officers, and directors satisfying the description above. A total of 2,000,000 shares of Common Stock are currently reserved for issuance under the Stock Option Plan. As of May 21, 1997, options to purchase 3,037,375 shares of Common Stock had been granted under the Plan.

     On March 29, 1996, the Company's Board of Directors awarded non-qualified stock options under the Plan to certain key executives entitling them to purchase an aggregate of 1,150,000 shares of Common Stock of the Company, all of which provide for an exercise price of $6.00 per share, are exercisable at a rate of 20% of the number of options granted in each calendar year 1996 through 2000, inclusive, beginning on March 31, 1996 and, unless exercised, expire on December 31, 2000 (subject to prior termination in accordance with applicable stock option agreements). In addition, non-qualified options to purchase an aggregate of 202,500 shares of Common Stock were awarded to members of the Board of Directors who are not employed or otherwise affiliated with the Company, all of which are exercisable at $6.00 per share, are exercisable at a rate of 33 1/3% of the number of options granted in each of calendar 1996 through 1998, inclusive, beginning on March 31, 1996, and unless exercised, expire on December 31, 2000 (subject to prior termination in accordance with the applicable stock option agreements). The exercise price applicable to all outstanding stock options represents not less than 100% of the fair market value of the underlying Common Stock as of the date that such options were granted, as determined by the Board of Directors of the Company on the date that such options were granted.

     With respect to incentive stock options, the Plan provides that the exercise price of each option must be at least equal to 100% of the fair market value of the Common Stock on the date that such option is granted (and 110% of fair market value in the case of stockholders who, at the time the option is granted, own more than 10% of the total outstanding Common Stock), and requires that all such options have an expiration date not later than that date which is one day before the tenth anniversary of the date of the grant of such options (or the fifth anniversary of the date of grant in case of 10% stockholders). However, with certain limited exceptions, in the event that the option holder ceases to be associated with the Company, or engages in or is involved with any business similar to that of the Company, such option holder's incentive options immediately terminate. Pursuant to the provisions of the Plan, the aggregate fair market value, determined as of the date(s) of grant, for which incentive stock options are first exercisable by an optionholder during any one calendar year cannot exceed $100,000.

     With respect to non-qualified stock options, the Plan requires that the exercise price of all such options be at least equal to 100% of the fair market value of the Common Stock on the date such option is granted, provided that non-qualified options may be issued at a lower exercise (but in no event less than 85% of fair market value) if the net pre-tax income of the Company in the full fiscal year immediately preceding the date of the grant of such option (the "Prior Year") exceeded 125% of the annual average net pre-tax income of the Company for the three fiscal years immediately preceding such Prior Year. Non-qualified options must have an expiration date not later than that date which is the day before the eighth anniversary of the date of the date of the grant of the subject option. However, with certain limited exceptions, in the event that the option holder ceases to be associated with the Company, such option holder's non-qualified options immediately terminate.

     The Compensation/Stock Option Committee of the Board of Directors has the power to determine the terms of options granted to employee directors and all other eligible participants, including the exercise price, the number of shares subject to the option and the exercisability thereof, except that the per share exercise price of incentive stock options cannot be less than the fair market value of the Common Stock on the date of grant. Each option is exercisable after the period or periods specified in the option agreement, but no option may be exercisable after the expiration of ten years from the date of grant. Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution. The Plan also authorizes the Company to make loans to optionees to enable them to exercise their options. Such loans must (i) provide for recourse to the optionee, (ii) bear interest at a rate no less than the prime rate of interest of the Company's principal lender, and (iii) be secured by the shares of Common Stock purchased. The Compensation/Stock Option Committee or the Board of Directors has the authority to amend or terminate the Plan, provided that no such action may impair the rights of the holder of any outstanding option without the written consent of such holder, and provided further that certain amendments of the Plan are subject to stockholder approval. Unless terminated sooner, the Plan will terminate ten years from its effective date.

Federal Income Tax Effects

     The Plan is not qualified under the provisions of Section 401(a) of the Code, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     Nonqualified Stock Options. On exercise of a nonqualified stock option granted under the Plan, an optionee (other than an officer or director of the Company) will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the option of the shares of Common Stock acquired on exercise over the exercise price. That income will be subject to the withholding of Federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

     An officer or director of the Company or any other person to whom the short-swing profit recovery provisions of section 16(b) of the Exchange Act apply in connection with an option under the Plan (a "Reporting Person") generally will not recognize ordinary income until the earlier of the expiration of the six month period after the exercise of an option and the first day on which a sale at a profit of shares acquired on exercise of the option would not subject the Reporting Person to suit under section 16(b) of the Exchange Act. The amount of ordinary income will equal the excess, if any, of the fair market value of the shares on the date the income is recognized over the exercise price of the option. A Reporting Person, however, is entitled under section 83(b) of the Code to elect to recognize ordinary income on the date of exercise of the option, in which case the amount of income will be equal to the excess, if any, of the fair market value of the shares on that date over the exercise price of the option. A section 83(b) election must be made within 30 days after exercising an option.

     If an optionee pays for shares of Common Stock on exercise of an option by delivering shares of the Company's Common Stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee's tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

     The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

     Incentive Stock Options. The Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the Code to employees of the Company or its subsidiaries. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

     If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income the optionee recognizes will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

     An optionee who exercises an incentive stock option by delivering shares of Common Stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

     For purposes of the alternative minimum tax, the amount by which the fair market value of a share of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an item of adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no item of adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the item of adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

     Importance of Consulting Tax Adviser. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee may depend on his or her particular situation, each optionee should consult his or her tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an option or the disposition of Common Stock acquired on exercise of an option.

Options Granted Under the Option Plan

     As of May 21, 1997, nonqualified stock options to purchase an aggregate of 3,037,375 shares of Common Stock had been granted to approximately 25 persons. The options were granted at exercise prices ranging from $4.75 to $10.00 per share (the fair market value of the Common Stock as of the dates of grant).

     The table below indicates, as of May 21, 1997, the aggregate number of options granted under the Plan since its inception to the persons and groups indicated.



Option Grantee                                                                              Number of Options Granted
-----------------------------------------------------------------------------           ---------------------------------
Paul E. Hanneson, Chairman, President and CEO................................                         400,000
Kenneth L. Adelman, Executive Vice President, Director.......................                         217,500
Michael D. Fullwood, Senior Vice President and CFO...........................                         125,000
Albert E. Abel, Senior Vice President........................................                         125,000
Carl O. Magnell, Vice President..............................................                         107,500
Rayburn Hanzlik, Vice President..............................................                          75,000
Neil L. Drobny, Executive Vice President.....................................                         175,000
Andrew P. Oddi, Vice President and Treasurer.................................                          75,000
William E. Ingram, Vice President and Controller.............................                         150,000
Edwin L. Harper, Director....................................................                         162,375
Thomas E. Noel, Director.....................................................                         250,000
Herbert A. Cohen, Director...................................................                          67,500
C. Thomas McMillen, Director.................................................                          67,500
David L. Mitchell, Director..................................................                          67,500
Ed. L. Romero, Director......................................................                          67,000
Tom J. Fatjo, Jr., Director..................................................                          67,500
All current executive officers and directors
   as a group (17 persons)...................................................                       2,199,875
All persons, other than executive officers and directors.....................                         837,500
                                                                                                    ---------
TOTAL OPTIONS GRANTED........................................................                       3,037,375
                                                                                                    =========



Purposes and Reasons for the Amendment to the Plan

     As of May 21, 1997, the Company had granted options to purchase shares of Common Stock which exceed by 1,037,375 the maximum number of shares of Common Stock currently eligible for issuance upon exercise of options granted under the Plan. In order for the Board of Directors to consummate such grants and to continue the Plan as a motivating force in attracting and retaining valuable employees and directors in the future, the Compensation/Stock Option Committee deems it advisable that the number of shares of Common Stock eligible for issuance upon exercise of options granted under the Plan be increased from 2,000,000 shares to 4,000,000 shares. The increase in the number of shares of Common Stock available for the granting of options under the Plan has become necessary because the growth of the Company and the increase in the number of employees of the Company has been greater than anticipated by the Company.

     The Compensation/Stock Option Committee believes that options granted under the Plan have been and will be awarded primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom grants of options are to be made are to be determined from time to time by the Compensation/Stock Option Committee in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive options or the number of shares of Common Stock for which options will be granted, except to the extent already granted.

Vote Required and Recommendation

     The Compensation/Stock Option Committee of the Board of Directors has approved the Plan, as amended, and is recommending approval of this proposal by the stockholders of the Company because it believes that the increase in the number of shares of Common Stock available for the granting of options pursuant to the Plan is in the Company's best interests.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for approval of this proposal. Approval of the increase in the number of shares subject to options under the Plan will constitute ratification of the grants of options to purchase shares of Common Stock which have exceeded the maximum number of shares of Common Stock currently eligible for issuance upon exercise of options granted under the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ELIGIBLE FOR ISSUANCE UPON EXERCISE OF OPTIONS GRANTED UNDER THE PLAN.

                                   PROPOSAL 5

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


     The Company and its former auditors, Tanner + Co. ("Tanner") mutually agreed on December 11, 1996 to terminate their relationship. During the Company's last two fiscal years, Tanner's reports on the Company's financial statements neither contained any adverse opinions nor were qualified or modified as to any uncertainty, except that Tanner's auditors reports on the Company's consolidated financial statements for the years ended December 31, 1995 and 1994 contained additional paragraphs relating to the Company continuing as a going concern, due to significant losses and a deficit in working capital.

     During the last two fiscal years, there were no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tanner, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The Board of Directors has retained Price Waterhouse LLP, as of December 19, 1996, to serve as the Company's independent auditors for the fiscal year ending December 31, 1997. The Board of Directors is submitting its selection of Price Waterhouse LLP as the Company's independent auditors for ratification at the Annual Meeting in order to ascertain the views of stockholders of the Company regarding such selection. If the appointment of Price Waterhouse LLP is not ratified, the Board of Directors will reconsider its selection and, if practicable, retain another firm to serve as the Company's independent auditors. The Board of Directors reserves the right to select new independent auditors at any time which it may deem advisable or necessary.

     Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Vote Required and Recommendation

     The Audit Committee of the Board of Directors has approved the appointment of Price Waterhouse LLP as the Company's independent auditors and is recommending ratification of such appointment by the stockholders of the Company because it believes that such appointment is in the Company's best interests. The affirmative vote of the holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting is required for ratification of the appointment of Price Waterhouse LLP as the Company's independent auditors. Environmental intends to cause its shares of Common Stock to be voted in favor of this proposal at the Annual Meeting. Accordingly, ratification of the appointment of Price Waterhouse LLP as the Company's independent auditors is assured.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

             OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no other business to be presented at the Annual Meeting, but if any other matters should properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote the same in accordance with their own judgment and their discretion, and authority to do so is included in the proxy.

                INFORMATION CONCERNING PROPOSALS OF STOCKHOLDERS


     Under certain circumstances, stockholders are entitled to present proposals for consideration at stockholders meetings. Any such proposal to be included in the proxy statement for the Company's 1998 Annual Meeting of Stockholders must be submitted in writing to the Secretary of the Company at the Company's principal executive offices on or before January 28, 1998. It is suggested that such proposal be sent by Certified Mail, Return Receipt Requested.


                          By Order of the Board of Directors



                          MICHAEL D. FULLWOOD
                          Senior Vice President, Chief Financial and
                          Administrative Officer, Secretary and General Counsel


New York, New York
May 23, 1997

                            STOCK PURCHASE AGREEMENT


     STOCK PURCHASE AGREEMENT, dated as of December 2, 1996 (the "Agreement"), by and between Commodore Environmental Services, Inc., a Delaware corporation ("Commodore"), and Commodore Applied Technologies, Inc., a Delaware corporation and 69.3%-owned subsidiary of Commodore ("Applied").

                              W I T N E S S E T H:

     WHEREAS, Commodore is the owner of (i) 10,000,000 shares of common stock, par value $.001 per share (the "Separation Stock"), of Commodore Separation Technologies, Inc., a Delaware corporation ("Separation"), and (ii) 100 shares of common stock, par value $.001 per share (the "Refrigerant Stock"), of Commodore CFC Technologies, Inc., a Delaware corporation ("Refrigerant" and, together with Separation, the "Subsidiaries");

     WHEREAS, Commodore desires to implement a corporate restructuring to consolidate all of its current environmental technology businesses within Applied; and

     WHEREAS, in order to accomplish said corporate restructuring, Commodore desires to sell, and Applied desires to purchase, all of the Separation Stock and the Refrigerant Stock on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties agree as follows:

1. Purchased Shares and Note

     Subject to the terms and conditions herein stated, Commodore hereby sells, assigns, transfers and delivers to Applied, and Applied hereby purchases from Commodore, all right, title and interest of Commodore in and to (a) the Separation Stock and the Refrigerant Stock (together, the "Purchased Shares"), and (b) total contributions of $976,200, consisting of a demand promissory note, dated as of September 30, 1996 (the "Note"), issued by Separation to Commodore in the original principal amount of $408,000, and additional advances of $568,200, for a total purchase price of (i) Three Million Dollars ($3,000,000) and, (ii) subject to compliance with any applicable stockholder approval or notice requirements, the issuance of a warrant to purchase 7,500,000 shares of common stock, par value $.001 per share, of Applied, at an exercise price of $15.00 per share and expiring on December 1, 2003 (the "Applied Warrant"), a copy of which is attached as Exhibit A hereto.

2. Payment of Consideration

     In furtherance of the consummation of the transactions contemplated hereby, simultaneously with the execution and delivery of this Agreement, Applied is (i) paying the cash portion of the purchase price by delivering to Commodore Applied's check in the amount of $3,000,000 payable to the order of Commodore, or by wire transferring such amount in immediately available funds to
Commodore's designated account and, (ii) subject to compliance with any applicable stockholder approval or notice requirements, delivering to Commodore the Applied Warrant, and (b) Commodore is delivering to Applied (i) the certificates representing the Separation Stock and the Refrigerant Stock, and
(ii) the original executed Note, in each case properly endorsed and/or accompanied by instruments of transfer duly executed in blank.

3. Closing Date

     The consummation of the transactions contemplated by this Agreement (the "Closing") is taking place simultaneously with the execution and delivery of this Agreement on December 2, 1996 (the "Closing Date") at the principal executive offices of Commodore in New York, New York.

4. Representations and Warranties

     4.1 By Commodore. Commodore represents and warrants as follows and acknowledges that Applied is relying upon such representations and warranties in connection with the purchase by Applied of the Purchased Shares:

     (a) The Subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of State of Delaware;

     (b) The authorized capital stock of (i) Separation consists of 50,000,000 shares of common stock and 5,000,000 shares of preferred stock, and
          (ii) Refrigerant consists of 1,000 shares of common stock; and of such authorized capital, only the Purchased Shares have been duly issued and are outstanding and are fully paid and non-assessable;

     (c) No person, corporation or other entity has any agreement, option or warrant, or any right or privilege (whether by law, pre-emptive or contractual, or whether by means of any exercise, conversion or other right or action) which has the effect of or is capable of becoming an agreement, option or warrant, for the purchase from either of the Subsidiaries of any securities (including convertible securities) of the Subsidiaries;

     (d) All of the Purchased Shares and the Note are owned by Commodore as the registered and beneficial owner of record, with good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances, restrictions and demands whatsoever (other than restrictions imposed by federal or state securities laws);

     (e) No person, corporation or other entity (other than the Applied pursuant to this Agreement) has any agreement, option or warrant, or any right or privilege (whether by law, pre-emptive or contractual, or whether by means of any exercise, conversion or other right or action) which has the effect of or is capable of becoming an agreement, option or warrant, for the purchase of any of the Purchased Shares or the Note;

     (f) Neither Commodore nor the Subsidiaries is party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument, charter or by-law provision, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur as a result of, the consummation of the transactions provided for herein;

     (g) Commodore has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement by Commodore has been duly authorized by all necessary corporate action on the part of Commodore; and this Agreement constitutes the legal, valid and binding obligation of Commodore, enforceable against Commodore in accordance with its terms; and

     (h) The current principal balance of, and unpaid accrued interest under, the Note are as set forth in Section 1 hereof.

     4.2 By Applied. Applied represents and warrants as follows and acknowledges that Commodore is relying upon such representations and warranties in connection with the sale by Commodore of the Purchased Shares:

     (a) Applied is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware;

     (b) Applied has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement by Applied (except the issuance and delivery of the Applied Warrant hereunder, which is subject to compliance with any applicable stockholder approval or notice requirements) has been duly authorized by all necessary corporate action on the part of Applied; and this Agreement and the Applied Warrant constitute the legal, valid and binding obligations of Applied, enforceable against Applied in accordance with their respective terms;

     (c) Applied is not a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument, charter or by-law provision, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur as a result of, the consummation of the transactions provided for herein; and

     (d)  Applied is purchasing  the  Purchased  Shares and the Note for its own
          account  for  investment  purposes,   and  not  with  a  view  to  the
          distribution thereof in violation of any applicable securities laws.

5. Survival of Representations and Warranties

     5.1 Commodore. The representations and warranties of Commodore contained in this Agreement, or any agreement, certificate or other document delivered or given pursuant to this Agreement, shall survive the consummation of the transactions contemplated by this Agreement and, notwithstanding such completion or any investigation made by or on behalf of Applied, shall continue in full force and effect for the benefit of Applied and any claim in respect thereof shall be made in writing:

     (a) with respect to representations and warranties of Commodore, relating to matters other than tax matters, for a period of three years after the Closing Date; and

     (b) with respect to representations and warranties of Commodore, relating to tax liability or other tax matters, within the period commencing on the Closing Date and expiring on the date on which the last applicable limitation period (without giving effect to any voluntary extension(s) hereafter granted by or on behalf of either of the Subsidiaries) under any applicable taxation legislation expires with respect to any fiscal year of the Subsidiaries which is relevant in determining any relevant tax liability of the Subsidiaries.

     5.2 Applied. The representations and warranties of Applied contained in this Agreement, or any agreement, certificate or other document delivered or given pursuant to this Agreement, shall survive the completion of the transactions contemplated by this Agreement and, notwithstanding such completion or any investigation made by or on behalf of Commodore, shall continue in full force and effect for the benefit of Commodore and any claim in respect thereof shall be made in writing for a period of three years after the Closing Date.

     5.3 General. The provisions of this Section 5 respecting the expiration of claims periods is expressly subject to Section 8.3 hereof.

6. Transfer and Assumption

     6.1 Transfer. This Agreement shall operate as an immediate and effective transfer and assignment of the Purchased Shares and the Note by Commodore to Applied as at the date hereof. The parties agree to do all such other acts and things as may be necessary to give effect to the provisions hereof, and without limiting the generality of the foregoing, to validly and effectively transfer the Purchased Shares and the Note from Commodore to Applied as at the Closing Date, and to validly and effectively issue the Applied Warrant to Commodore as at the date hereof. Commodore hereby irrevocably constitutes and appoints the Secretary of each of the Subsidiaries as its attorney to transfer the Purchased Shares to Applied as at the date hereof on the books of the Subsidiaries, with full power of substitution in the premises.

     6.2 Assumption. In addition to the transfer and assignment of the Purchased Shares and the Note, this Agreement shall serve to constitute an immediate assignment by Commodore to Applied, and an assumption by Applied, of any and all further lending and/or funding obligations (whether written or verbal) of Commodore in favor of the Subsidiaries; and from and after the date hereof, Commodore shall have no further obligation to extend any loans, advances or other financial accommodations to either of the Subsidiaries (any and all of which obligations are hereby assumed by Applied).

7. Additional Covenants

     7.1 Each of Commodore and Applied shall take or cause to be taken all necessary or desirable actions, steps and corporate proceedings to approve or authorize the transactions contemplated by this Agreement and the execution and delivery of this Agreement and other agreements and documents contemplated hereby, and shall cause all necessary meetings of directors and stockholders of the Subsidiaries to be held for such purpose.

     7.2 In connection with the next annual meeting of Applied's stockholders, Applied shall cause to be included in management's proxy materials a proposal, with management's recommendation, for Applied's stockholders to ratify the Applied Warrant and the issuance thereof to Commodore pursuant to this Agreement.

8. Indemnification

     8.1 Each party hereto agrees to indemnify and hold harmless the other party from and in respect of any cost, claim, loss, damage, liability or expense which such other party may suffer or incur, whether at law or in equity, arising out, resulting from or in connection with the inaccuracy of any representation or warranty contained herein, for the time periods provided in Section 4.1 hereof.

     8.2 No claim for indemnification will arise until written notice thereof is given to the party from whom indemnification is sought or claimed (the "Indemnitor"). Such notice shall be sent within a reasonable time following the determination by the party seeking indemnification (the "Indemnitee") that a claim for indemnity may exist. In the event that any legal proceedings shall be instituted or any claim or demand is asserted by any third person in respect of which either party may seek any indemnification from the other party, the Indemnitee shall give or cause to be given to the Indemnitor written notice thereof and the Indemnitor shall have the right, at its option and expense, to be present at the defense of such proceedings, claim or demand, but not to control the defense, negotiation or settlement thereof, which control shall at all times remain with the Indemnitee, unless the Indemnitor irrevocably acknowledges full and complete responsibility for indemnification of the Indemnitee in respect of the subject claim, in which case the Indemnitor may assume such control through counsel of its choice, provided however, that no settlement shall be entered into without the Indemnitee's prior written consent (which shall not be unreasonably withheld). The parties agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such third party legal proceeding, claim or demand.

     8.3 Notwithstanding anything in this Agreement to the contrary, the indemnity provided for in this Section 8 shall apply to any loss, claim, cost, damage, expense or liability, whether or not the actual amount thereof shall have been ascertained prior to the final day upon which a claim for indemnity with respect thereto may be made hereunder in accordance with Section 5 hereof, so long as written notice thereof shall have been given to the party from whom indemnification is sought prior to said date, setting forth specifically and in reasonable detail, so far as is known, the matter as to which indemnification is being sought, but nothing herein shall be construed to require payment of any claim for indemnity until the actual amount payable shall have been finally ascertained.

9. Tax Treatment

     It is the intention of the parties for the transaction contemplated by this Agreement to qualify as a tax-free reorganization pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, thereby resulting in no currently recognized gain or loss to either Commodore or Applied.

10. Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

11.  Entire Agreement

     This Agreement, together with the Applied Warrant, constitutes the entire agreement between the parties relating to the subject matter hereof. There are no verbal statements, representations, warranties, undertakings or agreements between the parties. This agreement may be amended only by an instrument in writing signed by both parties.

12. Time of the Essence

     Time shall be of the essence of this Agreement.

13. Assignment

     Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written consent of the other party, which consent may be withheld in either party's sole and absolute discretion.

14. Binding Effect

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        COMMODORE ENVIRONMENTAL SERVICES, INC.


                                        By:  /s/  Paul E. Hannesson
                                             -----------------------------------
                                             Name: Paul E. Hannesson
                                             Title: Chairman of the Board




                                        COMMODORE APPLIED TECHNOLOGIES, INC.


                                        By:  /s/  Paul E. Hannesson
                                             -----------------------------------
                                             Name: Paul E. Hannesson
                                             Title: Chairman of the Board

                                                                       EXHIBIT A

                    NEITHER THE WARRANTS REPRESENTED BY THIS
                    CERTIFICATE NOR THE SHARES ISSUABLE UPON
                    EXERCISE  HEREOF  HAVE  BEEN  REGISTERED
                    UNDER  THE  SECURITIES  ACT OF 1933,  AS
                    AMENDED.  NEITHER THE  WARRANTS NOR SUCH
                    SHARES  MAY BE  OFFERED  OR SOLD  EXCEPT
                    PURSUANT  TO AN  EFFECTIVE  REGISTRATION
                    STATEMENT   UNDER   SUCH   ACT,   OR  AN
                    EXEMPTION FROM  REGISTRATION  UNDER SUCH
                    ACT.


                      COMMODORE APPLIED TECHNOLOGIES, INC.

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. 1                                                           7,500,000 Shares

     THIS CERTIFIES that, for value received, Commodore Environmental Services, Inc. (the "Holder"), is entitled to subscribe for and purchase from Commodore Applied Technologies, Inc., a Delaware corporation (the "Company"), subject to compliance with any applicable stockholder approval or notice requirements, and upon the terms and conditions set forth herein, at any time or from time to time after the date hereof, and before 5:00 P.M. on December 1, 2003, New York time (the "Exercise Period"), Seven Million Five Hundred Thousand (7,500,000) shares, par value $.001 per share, of the Company ("Common Stock"), at an exercise price of $15.00 per share (the "Exercise Price"). This Warrant is issued in connection with the sale of 100% of the capital stock of Commodore Separation Technologies, Inc. and Commodore CFC Technologies, Inc. by the Holder to the Company pursuant to a Stock Purchase Agreement, dated as of December 1, 1996, by and between the Holder and the Company. As used herein the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

     The number of shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

     1. This Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of the respective whole Warrant Shares, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its office as set forth in the form of election attached hereto, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of respective Warrant Shares for which this Warrant is being exercised.

     2. Upon each exercise of the Holder's rights to purchase Warrant Shares and payment of the Exercise Price, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant and payment of the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If the Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

     3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the Owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases or transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder.

     4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

     5. (a) In case the Company shall at any time after the date the Warrants were first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock,
(iii) combine the outstanding  Common Stock into a smaller number of shares,  or
(iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the Exercise Price per share of Common Stock on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such current Exercise Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to Warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

     (c) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness or assets (other than cash dividends or distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to Section 5(b) hereof), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Exercise Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, applicable to one share, and the denominator of which shall be such current Exercise Price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the record date for the determination of shareholders entitled to receive such distribution.

     (d) In case the Company shall issue shares of Common Stock or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for Common Stock (excluding shares, rights, options, warrants, or convertible or exchangeable securities issued or issuable
(i) in any of the transactions with respect to which an adjustment of the Exercise Price is provided pursuant to Sections 5(a), 5(b) or 5(c) above, (ii) upon exercise of the Warrants or (iii) to management or employees of the Company up to a maximum amount of shares of Common Stock), at a price per share (determined, in the case of such rights, options, warrants, or convertible or exchangeable securities, by dividing (x) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration payable to the Company upon exercise, conversion, or exchange thereof, by (y) the maximum number of shares covered by such rights, options, warrants, or convertible or exchangeable securities) lower than the Exercise Price per share of Common Stock in effect immediately prior to such issuance, then the Exercise Price shall be reduced on the date of such issuance to a price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior to such issuance by a fraction, (iii) the numerator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance plus (B) the quotient obtained by dividing the consideration received by the Company upon such issuance by such current Exercise Price, and (iv) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance. For the purposes of such adjustments, the maximum number of shares which the holders of any such rights, options, warrants, or convertible or exchangeable securities shall be entitled to initially subscribe for or purchase or convert or exchange such securities into shall be deemed to be issued and outstanding as of the date of such issuance, and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration or premiums stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the shares covered thereby. No further adjustment of the Exercise Price shall be made as a result of the actual issuance of shares of Common Stock on exercise of such rights, options, or warrants or on conversion or exchange of such convertible or exchangeable securities. On the expiration or the termination of such rights, options, or warrants, or the termination of such right to convert or exchange, the Exercise Price shall be readjusted (but only with respect to Warrants exercised after such expiration or termination) to such Exercise Price as would have obtained had the adjustments made upon the issuance of such rights, options, warrants, or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such rights, options, or warrants or upon the conversion or exchange of any such securities; and on any change of the number of shares of Common Stock deliverable upon the exercise of any such rights, options, or warrants or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion, or exchange, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price, as then in effect, shall forthwith be readjusted (but only with respect to Warrants exercised after such change) to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such rights, options, or warrants not exercised prior to such change, or securities not converted or exchanged prior to such change, on the basis of such change. In case the Company shall issue shares of Common Stock or any such rights, options, warrants, or convertible or exchangeable securities for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then the "price per share" and the "consideration received by the Company" for purposes of the first sentence of this Section 5(d) shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

     (e) No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

     (f) In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (g) Upon each adjustment of the Exercise Price as a result of the calculations made in Sections 5(b), 5(c) or 5(d) hereof, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (A) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price by (B) the Exercise Price in effect after such adjustment of the Exercise Price.

     (h) Whenever there shall be an adjustment as provided in this Section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

     6. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant;might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

     (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

     (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

     7. In case at any time the Company shall propose

     (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

     (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

     (c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described in Section 6; or

     (d) to effect any liquidation,  dissolution,  or winding-up of the Company;
or

     (e) to take any other action which would cause an adjustment to the Exercise Price;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price.

     8. (a) If at any time prior to the expiration of the Exercise Period, the Company shall file a registration statement (other than a registration statement on Form S-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the "Commission") while any Registrable Securities (as hereinafter defined) are outstanding, the Company shall give all the then holders of any Registrable Securities (the "Eligible Holders") at least 30 days prior written notice of the filing of such registration statement. If requested by any Eligible Holder in writing within 20 days after receipt of any such notice, the Company shall, at the Company's sole expense (other than the fees and disbursements of counsel for the Eligible Holders and the underwriting discounts, if any, payable in respect of the Registrable Securities sold by any Eligible Holder), register or qualify all or, at each Eligible Holder's option, any portion of the Registrable Securities of any Eligible Holders who shall have made such request, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering. and sale of the Registrable Securities through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then any Eligible Holder who shall have requested registration of his or its Registrable Securities shall delay the offering and sale of such Registrable Securities (or the portions thereof so designated by such managing underwriter) for such period, not to exceed 90 days (the "Delay Period"), as the managing underwriter shall request, provided that no such delay shall be required as to any Registrable Securities if any securities of the Company are included in such registration statement and eligible for sale during the Delay Period for the account of any person other than the Company and any Eligible Holder unless the securities included in such registration statement and eligible for sale during the Delay Period for such other person shall have been reduced pro rata to the reduction of the Registrable Securities which were requested to be included and eligible for sale during the Delay Period in such registration. As used herein' "Registrable Securities" shall mean the Warrants and the Warrant Shares which, in each case, have not been previously sold pursuant to a registration statement or Rule 144 promulgated under the Act.

     (b) If, at any time prior to the expiration of the Exercise Period, the Company shall receive a written request, from Eligible Holders who in the aggregate own (or upon exercise of all Warrants then outstanding or issuable would own) 50% of the total number of shares of Common Stock then included (or upon such exercises would be included) in the Registrable Securities (the "Majority Holders"), to register the sale of all or part of such Registrable Securities, the Company shall, as promptly as practicable, prepare and file with the Commission a registration statement sufficient to permit the public offering and sale of the Registrable Securities through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable; provided, however, that the Company shall only be obligated to file one such registration statement for which all expenses incurred in connection with such registration (other than the fees and disbursements of counsel for the Eligible Holders and underwriting discounts, if any, payable in respect of the Registrable Securities sold by the Eligible Holders) shall be borne by the Company. The Company shall not be obligated to effect any registration of its securities pursuant to this
Section 8(b) within six months after the effective date of a previous registration statement prepared and filed in accordance with Sections 8(a) or 8(b). Within three business days after receiving any request contemplated by this Section 8(b), the Company shall give written notice to all the other Eligible Holders, advising each of them that the Company is proceeding with such registration and offering to include therein all or any portion of any such other Eligible Holder's Registrable Securities, provided that the Company receives a written request to do so from such Eligible Holder within 30 days after receipt by him or it of the Company's notice.

     (c) In the  event of a  registration  pursuant  to the  provisions  of this
Section 8, the Company shall use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Eligible Holder or such holders may reasonably request; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this Section 8(c) in which it is not otherwise required to qualify to do business.

     (d) The Company shall keep effective any registration or qualification contemplated by this Section 8 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit the Eligible Holders to complete the offer and sale of the Registrable Securities covered thereby. The Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of nine months from the date on which the Eligible Holders are first free to sell such Registrable Securities; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Registrable Securities beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Registrable Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

     (e) In the  event of a  registration  pursuant  to the  provisions  of this
Section 8, the Company shall furnish to each Eligible Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder, and such other documents, as any Eligible Holder may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

     (f) In the  event of a  registration  pursuant  to the  provisions  of this
Section 8, the Company shall furnish each Eligible Holder of any Registrable Securities so registered with an opinion of its counsel (reasonably acceptable to the Eligible Holders) to the effect that (i) the registration statement has become effective under the Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, (ii) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, complies as to form with the Act and the rules and regulations thereunder, and (iii) such counsel has no knowledge of any material misstatement or omission in such registration statement or any prospectus, as amended or supplemented. Such opinion shall also state the jurisdictions in which the Registrable Securities have been registered or qualified for sale pursuant to the provisions of Section 8(c).

     (g) In the  event  of a  registration  pursuant  to the  provision  of this
Section 8, the Company shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and, if requested, enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses, and customary closing conditions, including, but not limited to, opinions of counsel and accountants' cold comfort letters, with any underwriter who acquires any Registrable Securities.

     (h) In the  event of a  registration  pursuant  to the  provisions  of this
Section 8:

          (i) Each Eligible Holder shall furnish to the Company in writing such appropriate information (relating to such Eligible Holder and the intention of such Eligible Holder as to proposed methods of sale or other disposition of their shares of Common Stock) and the identity of and compensation to be paid to any proposed underwriters to be employed in connection therewith as the Company, any underwriter, or the Commission or any other regulatory authority may request;

          (ii) the Eligible Holders shall enter into the usual and customary form of underwriting agreement agreed to by the Company and any underwriter with respect to any such offering, if required, and such underwriting agreement shall contain the customary rights of indemnity between the Company, the underwriters, and such Eligible Holders;

          (iii) each Eligible Holder shall agree that he shall execute, deliver and/or file with or supply the Company, any underwriters, the Commission and/or any state or other regulatory authority such information, documents, representations, undertakings and/or agreements necessary to carry out the provisions of the registration covenants contained in this Section 8 and/or to effect the registration or qualification of his or its Registrable Securities under the Act and/or any of the laws and regulations of any state of governmental instrumentality;

          (iv) the Company's obligation to include any Registrable Securities in a registration statement shall be subject to the written agreement of each holder thereof to offer such securities in the same manner and on the same terms and conditions as the other securities of the same class are being offered pursuant to the registration statement, if such shares are being underwritten;

          (v) in the event that all the Registrable Securities have not been sold on or prior to the expiration of the period specified in Section 8(d) above, the Company may de-register by post-effective amendment any Registrable Securities covered by the registration statement, but not sold on or prior to such date. The Company agrees that it will notify each holder of Registrable Securities of the filing and effective date of such post-effective amendment; and

          (vi) each Eligible Holder agrees that upon notification by the Company that the prospectus in respect to any public offering covered by the provisions hereof is in need of revision, such Eligible Holder shall immediately upon receipt of such notification (x) cease to offer or sell any securities of the Company which must be accompanied by such prospectus,
     (y) return all such prospectuses in such Eligible Holder's hands to the Company, and (z) not offer or sell any securities of the Company until such Holder has been provided with a current prospectus and the Company has given such Eligible Holder notification permitting such Eligible Holder to resume offers and sales.

     (i) The Company agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Registrable Securities to sell such securities under Rule 144.

     (j) Except for rights granted to holders of the Warrants, the Company will not, without the written consent of the Majority Holders, grant to any persons the right to request the Company to register any securities of the Company, provided that the Company may grant such registration rights to other persons so long as such rights are subordinate or pari passu to the rights of the Eligible Holders.

     9. (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, employees, agents and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 9, but not be limited to, attorneys' fees and any and all reasonable expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with: (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities, or (B) in any application or other document or communication (in this Section 9 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or (ii) any omission or alleged omission to state a material fact required to be stated in any document referenced in clause (A) or (B) above or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be; or (iii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Warrant. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Warrant.

     If any action is brought against any Eligible Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 9(a), except to the extent it may have been prejudiced in any material respect by such failure) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 10 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Eligible Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

     (b) The Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by the Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Holder in Section 9(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Holder by or on behalf of the Holder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Holder pursuant to this Section 9(b), the Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 9(a).

     (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 9(a) or 9(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Eligible Holders of the Registrable Securities included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Eligible Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Eligible Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Eligible Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Holder and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 9(c). In no case shall any Eligible Holder be responsible for a portion of the contribution obligation imposed on all Eligible Holders in excess of its pro rata share based on the number of shares of Common Stock owned (or which would be owned upon exercise of the Registrable Securities) by it and included in such registration as compared to the number of shares of Common Stock owned (or which would be owned upon exercise of the Registrable Securities) by all Eligible Holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 9(c), each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of each such Eligible Holder or control person shall have the same rights to contribution as such Eligible Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 9(c). Anything in this
Section 9(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 9(c) is intended to supersede any right to contribution under the Act, the Exchange Act or otherwise.


     10. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     11. Certificates evidencing the Warrant Shares issued upon exercise of the Warrants shall bear the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

     12. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

     13. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.


     14. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or sent by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, if sent to the Company, at: 150 East 58th Street, Suite 3400, New York, New York 10155, Attention: The Chairman or the Chief Executive Officer; or if sent to the Holder, at the Holder's address as it shall appear on the Warrant Register; or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 14. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 14 shall be deemed given at the time of receipt thereof.

     15. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.

     16. This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

     17. The Company irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process.


Dated:  _________________, 1997

                                            COMMODORE APPLIED TECHNOLOGIES, INC.



                                            By: ________________________________
                                                Name:
                                                Title:

[Seal]


_______________________________
Secretary

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

     FOR VALUE RECEIVED, ______________________________ hereby sells, assigns, and transfers unto _____________________ a Warrant to purchase Shares, par value $.001 per share, of Commodore Applied Technologies, Inc. (the "Company"),
together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ___________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.


Dated:________________________


                                            Signature___________________________



                                     NOTICE

     The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:      Commodore Applied Technologies, Inc.
         150 East 58th Street, Suite 3400
         New York, New York 10155




                              ELECTION TO EXERCISE


     The undersigned hereby exercises its rights to purchase ______________ Warrant Shares covered by the within warrant and tenders payment herewith in the amount of $ _____________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

________________________________________________________________________________

________________________________________________________________________________


________________________________________________________________________________

                    (Print Name, Address and Social Security
                          or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated:_________________________             Name________________________________
                                                           (Print)

Address:________________________________________________________________________


                                                ________________________________
                                                         (Signature)

                                  FORM OF PROXY
                      COMMODORE APPLIED TECHNOLOGIES, INC.
                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                        BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, a stockholder of COMMODORE APPLIED TECHNOLOGIES, INC., a Delaware corporation (the "Company"), hereby appoints Paul E. Hannesson and Michael D. Fullwood, and each of them, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of the Company held of record by the undersigned at the close of business on May 15, 1997 at the Annual Meeting of Stockholders of the Company to be held at the American Stock Exchange, Inc., 86 Trinity Place, New York, New York 10006, on June 17, 1997, at 10:00 a.m., local time, and at any adjournment or postponement thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IDENTIFIED BELOW AND FOR ALL OTHER PROPOSALS.

1. To elect the following nominees as directors of the Company to hold office until the next Annual Meeting of Stockholders or until their successors shall be duly elected and shall qualify: Paul E. Hannesson, Bentley J. Blum, Edwin L. Harper, Ph.D., Thomas E. Noel, Kenneth L. Adelman, Ph.D., Herbert A. Cohen, C. Thomas McMillen, David L. Mitchell, Ed L. Romero and Tom J. Fatjo, Jr.

     FOR ALL NOMINEES (except as marked to the contrary)   WITHHOLD ALL NOMINEES
     (   )                                                 (   )

     AUTHORITY TO WITHHOLD A VOTE FOR ANY OF THE ABOVE NAMED INDIVIDUALS SHOULD BE INDICATED BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF THE NOMINEE.

2. To approve and adopt an amendment to the Company's Certificate of Incorporation to (a) increase the number of authorized shares of the Company's Common Stock from 50,000,000 shares to 75,000,000 shares and (b) increase the number of authorized shares of the Company's Preferred Stock from 5,000,000 shares to 10,000,000 shares.

     (   ) FOR                      (   ) AGAINST                 (   ) ABSTAIN

3. To approve the issuance of the Warrant to purchase 7,500,000 shares of Common Stock of the Company to Environmental.

     (   ) FOR                      (   ) AGAINST                 (   ) ABSTAIN

4. To approve and adopt an amendment to the Plan to increase the number of shares of Common Stock eligible for issuance upon exercise of options granted under the Plan from 2,000,000 shares to 4,000,000 shares.

     (   ) FOR                      (   ) AGAINST                 (   ) ABSTAIN

5. To ratify the appointment of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

     (   ) FOR                      (   ) AGAINST                 (   ) ABSTAIN

6. Upon such other matters as may properly come before such Annual Meeting or any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

                               (See reverse side)

                           (Continued from other side)

     The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting for the 1997 Annual Meeting, (2) the Proxy Statement and (3) the Company's 1996 Annual Report to Stockholders.


Dated: ______________________, 1997          ---------------------------------
                                             Signature


                                             ---------------------------------
                                             Print Name


                                             ---------------------------------
                                             Signature, if Jointly Held


                                             ---------------------------------
                                             Print Name

                                             PLEASE  SIGN  EXACTLY  AS YOUR NAME
                                             APPEARS   HEREIN,   if  signing  as
                                             attorney, executor,  administrator,
                                             trustee or guardian,  indicate such
                                             capacity.  All joint  tenants  must
                                             sign. If a corporation, please sign
                                             in full corporate name by president
                                             or other authorized  officer.  If a
                                             partnership,    please    sign   in
                                             partnership   name  by   authorized
                                             person.

                                             The  Board  of  Directors  requests
                                             that  you fill in the date and sign
                                             the  proxy  and  return  it in  the
                                             enclosed envelope.

                                             IF THE  PROXY  IS NOT  DATED IN THE
                                             ABOVE  SPACE,  IT IS  DEEMED  TO BE
                                             DATED  ON THE DAY ON  WHICH  IT WAS
                                             MAILED BY THE CORPORATION.